                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Matrial Pursuant to Sec. 240.14a-12

               Delaware Investments Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction  applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:

              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential,  for Use of the  Commission  Only (as  permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

           Delaware Investments Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[  ] Fee paid previously with preliminary proxy materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:

              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

            Delaware Investments Arizona Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:

              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

        Delaware Investments Colorado Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:

              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

           Delaware Investments Florida Insured Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:
              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

          Delaware Investments Minnesota Municipal Income Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:

              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

Delaware
Investments(R)
A member of Lincoln Financial Group

                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 15, 2007

To the Shareholders of:

               Delaware Investments Dividend and Income Fund, Inc.
           Delaware Investments Global Dividend and Income Fund, Inc.
            Delaware Investments Arizona Municipal Income Fund, Inc.
        Delaware Investments Colorado Insured Municipal Income Fund, Inc.
           Delaware Investments Florida Insured Municipal Income Fund
          Delaware Investments Minnesota Municipal Income Fund II, Inc.

     This is your official  notice that the Joint Annual Meeting of Shareholders of each Delaware  Investments(R)closed-end  registered investment company listed above (each individually, a "Fund" and, collectively,  the "Funds") will be held
at  Two  Commerce  Square,   2001  Market  Street,   2nd  Floor,   Philadelphia,
Pennsylvania 19103 on Wednesday, August 15, 2007 at 4:00 p.m. The purpose of the meeting is:

     1.   To elect a Board of Directors (or Trustees) for each Fund;

     2.   With respect to Delaware Investments Colorado Insured Municipal Income
          Fund, Inc. (the "CO Fund"):

          A.   Approve the elimination of a fundamental  requirement that the CO
               Fund invest primarily in insured securities;

          B.   Approve the elimination of the fundamental  requirement  that the
               CO Fund only invest in AAA-rated  Colorado  municipal  securities
               (or the equivalent);

     3.   With respect to Delaware  Investments Florida Insured Municipal Income
          Fund (the "FL Fund"):

          A.   Replace the fundamental investment policy that the FL Fund invest
               80% of its assets in Florida  municipal  bonds with a fundamental investment policy to invest, under normal circumstances, at least
               80% of its assets in investments  the income from which is exempt from federal income tax. For these  purposes,  "assets" means net assets plus the amount of any borrowings for investment  purposes
               (including assets attributable to preferred shares);

          B.   Approve the elimination of the fundamental  requirement  that the
               FL Fund invest primarily in insured securities;

          C.   Approve the elimination of the fundamental  requirement  that the
               FL Fund only invest in AAA-rated Florida municipal securities (or the equivalent); and

     4.   To transact any other  business that properly comes before the Meeting and any adjournments of the Meeting.

     Please vote and send in your Proxy  Card(s)  promptly to avoid the need for further mailings. Your vote is important.

Patrick P. Coyne
Chairman

July 2, 2007

Delaware                                                       2005 Market Street
Investments(R)                                            Philadelphia, PA 19103
A member of Lincoln Financial Group                               1-800-523-1918

                            COMBINED PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, AUGUST 15, 2007

     Meeting  Information.  The Board of  Directors  or Trustees  (each Board is hereafter  referred to as a "Board of Directors"  and Board members are referred to as "Directors") of each Fund listed on the accompanying  Notice is soliciting your proxy to be voted at the joint Annual Meeting of Shareholders to be held on
Wednesday,  August 15, 2007 at 4:00 p.m.  at Two  Commerce  Square,  2001 Market
Street, 2nd Floor,  Philadelphia,  Pennsylvania 19103 and/or at any adjournments of the  meeting  (hereafter,  the  "Meeting").  Only Fund  shareholders  will be admitted to the Meeting.

     General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed  envelope.  The persons  designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy
Card.  If you return a signed Proxy Card without any voting  instructions,  your shares will be voted "FOR" the Proposals listed on the Notice in accordance with the  recommendation  of the Board of  Directors.  The persons  designated on the
Proxy Card as proxies  will also be  authorized  to vote (or to  withhold  their vote) in their  discretion on any other  matters which  properly come before the
Meeting.  They may also vote in their discretion to adjourn the Meeting.  If you sign and return a Proxy  Card,  you may still  attend  the  Meeting to vote your shares in person.  If your shares are held of record by a broker and you wish to vote in person at the Meeting,  you should obtain a legal proxy from your broker of record and present it at the  Meeting.  You may also revoke your proxy at any time before the Meeting:  (i) by notifying  Delaware  Investments  in writing at
2005 Market Street,  Philadelphia,  PA 19103;  (ii) by submitting a later signed
Proxy Card;  or (iii) by voting your  shares in person at the  Meeting.  If your shares are held in the name of your broker,  you will have to make  arrangements with your broker to revoke any previously executed proxy.

     Each  shareholder  may cast one vote for each full share and a partial vote for each  partial  share of a Fund that they  owned of record on June 19,  2007.
Exhibit A shows the number of shares of each Fund that were  outstanding  on the record  date and Exhibit B lists the  shareholders  who owned 5% or more of each
Fund on that date.  It is expected that this  Combined  Proxy  Statement and the accompanying  Proxy Card(s) will be mailed to shareholders of record on or about
July 2, 2007.

     This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional  proxy  solicitation  firm. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks,  brokers or dealers for their reasonable expenses in forwarding  soliciting  materials to beneficial owners of the Funds' shares.

     Required Votes. The amount of votes of each Fund that are needed to approve each Proposal  vary. The voting  requirements  with respect to each Proposal are described  within each  Proposal.  Abstentions  and "broker  non-votes"  will be included for purposes of  determining  whether a quorum is present for each Fund at the Meeting.  They will be treated as votes present at the Meeting,  but will not be treated as votes cast.  They therefore would have no effect on a proposal which  requires a plurality of votes cast for approval,  but would have the same effect as a vote  "AGAINST" a proposal  requiring  a majority of votes  present.
"Broker  non-votes" arise when a meeting has (1) a "routine"  proposal,  such as the election of directors,  where the applicable  stock exchange permits brokers to vote  their  clients'  shares in their  discretion,  and (2) a  "non-routine"
proposal,  such as a  change  to a  fundamental  investment  policy,  where  the applicable  exchange  does not permit  brokers to vote their  clients  shares in their  discretion.  The shares that are  considered to be present as a result of the broker  discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called "broker non-votes."

     The presence in person or by proxy of holders of a majority of  outstanding shares  shall  constitute  quorum for each Fund.  With respect to the Funds that have issued one or more classes of Preferred Shares  ("Preferred  Share Funds"), the  presence in person or by proxy of holders of  33(1)/3%  of the  outstanding
Preferred  Shares shall  constitute a quorum of the Preferred Share class of the
Preferred  Share Funds for purposes of electing  Directors.  In the event that a quorum is not present or if sufficient  votes are not received  consistent  with the Board's  recommendation  on the adoption of the  Proposals,  management  may propose  an  adjournment  or  adjournments  of  the  Meeting  for  a  Fund.  Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their vote) in their discretion on any proposed adjournment.

     Purpose of Meeting. The purpose of the Meeting is to consider the proposals listed in the accompanying  Notice (the "Proposals").  The Board of Directors of
each Fund  urges you to  complete,  sign and  return  the Proxy  Card (or Cards)
included with this  Combined  Proxy  Statement,  whether or not you intend to be present at the Meeting.  It is important  that you provide  voting  instructions promptly to help assure a quorum for the Meeting.

     Not all of the Proposals  described in this Combined Proxy Statement affect all Funds.  Specifically,  not all shareholders  will be voting on Proposal 2 or
Proposal 3. The table below indicates which Fund's  shareholders  will be voting on the Proposals described in this Combined Proxy Statement.

-------------------------------------------------------- ------------------------------------------------------
                   PROPOSAL SUMMARY                          FUND WHOSE SHAREHOLDERS ARE ENTITLED TO VOTE
-------------------------------------------------------- ------------------------------------------------------
1. To elect Directors.                                   Each Fund, voting separately, regardless of whether
                                                         the Fund has both common and preferred
                                                         shareholders.   Holders of preferred shares issued
                                                         by Preferred Share Funds have the exclusive right to
                                                         separately elect two Directors.
-------------------------------------------------------- ------------------------------------------------------
2. Eliminating a fundamental investment policy           Common and preferred shares of the CO Fund.
requiring the CO Fund to invest primarily in insured,
Colorado municipal securities rated AAA.
-------------------------------------------------------- ------------------------------------------------------
3. Eliminating a fundamental investment policy           Common and preferred shares of the FL Fund.
requiring the FL Fund to invest 80% of its net assets
in insured, AAA-rated bonds issued by the State of
Florida.
-------------------------------------------------------- ------------------------------------------------------

     Copies of the Funds'  most recent  Annual  Report and  Semi-Annual  Report, including financial statements,  have previously been delivered to shareholders.
Copies of these reports are available upon request,  at no charge by writing the
Funds at the address shown on the top of the previous page of the Combined Proxy
Statement or by calling toll free 1-800-523-1918.

            PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

     You are being  asked to elect each of the  current  members of the Board of
Directors for your Fund. The nominees are: Thomas L. Bennett,  Patrick P. Coyne,
John A. Fry,  Anthony D. Knerr,  Lucinda S.  Landreth,  Ann R. Leven,  Thomas F.
Madison, Janet L. Yeomans and J. Richard Zecher.

     If elected,  these  persons will serve as  Directors  until the next annual meeting of  shareholders  called for the purpose of electing  Directors,  and/or until their  successors  have been  elected  and  qualify for office.  It is not expected that any nominee will withdraw or become unavailable for election,  but in such a case,  the  power  given by you in the  Proxy  Card may be used by the persons  named as  proxies  to vote for a  substitute  nominee  or  nominees  as recommended by the existing Board of Directors.

     The  Preferred  Share Funds each issue shares of common stock and shares of preferred  stock.  The governing  documents of each Preferred Share Fund provide that the holders of  preferred  shares of the Fund are  entitled to elect two of the  Fund's  Directors,  and the  remaining  Directors  are to be elected by the holders of the preferred shares and common shares voting together.  The nominees for Directors to be voted on separately  by the  preferred  shareholders  of the
Preferred Share Funds are Thomas F. Madison and Janet L. Yeomans.

                  INFORMATION ON EACH FUND'S BOARD OF DIRECTORS

[To be updated]                                                     Principal         Number of Portfolios
                           Positions(s)       Length of           Occupations(s)         in Fund Complex       Other Directorships
Name Address and Age      Held with Funds    Time Served        During Past 5 Years   Overseen by Director      Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director

Patrick P. Coyne(1)          Chairman,      Chairman and      Patrick P. Coyne has            83                     None
2005 Market Street       President, Chief  Director since      served in various
Philadelphia, PA 19103       Executive     August 16, 2006   executive capacities
                           Officer, and                        at different times
44                           Director       President and         at Delaware
                                                Chief            Investments(2)
                                              Executive
                                            Officer since
                                           August 1, 2006

Independent Directors

Thomas L. Bennett            Director          2 Years         Private Investor -             85                     None
2005 Market Street                                               (March 2004 -
Philadelphia, PA 19103                                             Present)

58                                                            Investment Manager
                                                               - Morgan Stanley &
                                                              Co. (January 1984 -
                                                                  March 2004)

John A. Fry                  Director          6 Years        President - Franklin            85                  Director -
2005 Market Street                                             & Marshall College                                 Community
Philadelphia, PA 19103                                        (June 2002 - Present)                              Health Systems

46                                                               Executive Vice                                Director-Allied
                                                                   President -                                  Barton Security
                                                                 University of                                     Holdings
                                                              Pennsylvania (April
                                                               1995 - June 2002)

Anthony D. Knerr             Director          14 Years          Founder/Managing             85                     None
2005 Market Street                                              Director - Anthony
Philadelphia, PA 19103                                          Knerr & Associates
                                                                 (1990 - Present)
67                                                                 (Strategic
                                                                   Consulting)

Lucinda S. Landreth          Director          2 Years          Chief Investment              85                     None
2005 Market Street                                             Officer -Assurant.
Philadelphia, PA 19103                                          Inc. (Insurance)
                                                                  (2002 - 2004)
59

     (1)  Mr. Coyne is considered to be an "interested  Director"  because he is an executive  officer of the Funds'  investment  adviser.  [Mr.  Coyne acquired  shares  of  common  stock of  Lincoln  National  Corporation
          ("LNC"),  of which the Funds'  investment  adviser  is a wholly  owned subsidiary,  in the ordinary course of business during 2004, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.]

     (2)  Delaware  Investments  is the marketing  name for Delaware  Management
          Holdings,  Inc. and its subsidiaries,  including the Funds' investment adviser and their accounting and administrative services agent.

Principal                                                                              Number of Portfolios
                           Positions(s)       Length of           Occupations(s)         in Fund Complex       Other Directorships
Name Address and Age      Held with Funds    Time Served        During Past 5 Years   Overseen by Director      Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
(continued)

Ann R. Leven                 Director          17 Years           ARL Associates               85                Director and
2005 Market Street                                           (Financial and Strategic                           Audit Committee
Philadelphia, PA 19103                                           Consulting Firm)                               Member Systemax
                                                                  (1983-Present)                                      Inc.
65

                                                                                                                 Director and
                                                                                                               Audit Committee
                                                                                                                 Chairperson -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation

                             Director          12 Years           President/Chief              85                  Director -
                                                              Executive Officer - MLM                           Banner Health
                                                              Partners, Inc. (Small
Thomas F. Madison                                            Business Investing and                               Director and
2005 Market Street                                                 Consulting)                                 Audit Committee
Philadelphia, PA 19103                                      (January 1993 - Present)                            Member - Digital
70                                                                                                                 River Inc.

                                                                                                                 Director and
                                                                                                               Audit Committee
                                                                                                               Member - Rimage
                                                                                                                 Corporation

                                                                                                                   Director -
                                                                                                                 CenterPoint
                                                                                                                    Energy

                                                                                                                   Director -
                                                                                                                    Valmont
                                                                                                                Industries, Inc.

Janet L. Yeomans             Director          7 Years       Vice President (since             85                    None
2005 Market Street                                            January 2003) and
Philadelphia, PA 19103                                    Treasurer (since January
                                                            2006)-3M Corporation
57
                                                              Ms. Yeomans has held
                                                               various management
                                                                 positions at 3M
                                                             Corporation since 1983.

J. Richard Zecher            Director          1 Year          Founder - Investor              85                Director and
2005 Market Street                                               Analytics (Risk                               Audit Committee
Philadelphia, PA 19103                                       Management) (May 1999 -                               Member -
                                                                    Present)                                       Investor
65                                                                                                                Analytics

                                                             Founder - Sutton Asset                             Director and
                                                             Management (Hedge Fund)                          Audit Committee
                                                               (September 1998 to                                  Member -
                                                                    Present)                                    Oxigene, Inc.

The following table shows each Director's ownership of shares of the Fund and of all  other  Funds  in the  Delaware  Investments(R)Family  of Funds  (the  "Fund
Complex") as of May 31, 2007.

[To be updated]

                                                        Aggregate Dollar Range of Equity Securities in
                             Common Stock of Funds           All Registered Investment Companies
Name of Director               Beneficially Owned            Overseen by Director in Fund Complex
---------------------------------------------------------------------------------------------------------
Interested Director

Patrick P. Coyne                     none                               over $100,000

Independent Directors

Thomas L. Bennett                    none                                   none
John A. Fry                          none                                   none
Anthony D. Knerr                     none                             $10,001 - $50,000
Lucinda S. Landreth                  none                             $10,001 - $50,000
Ann R. Leven                         none                               over $100,000
Thomas F. Madison                    none                             $10,001 - $50,000
Janet L. Yeomans                     none                            $50,001 - $100,000
J. Richard Zecher                    1000*                            $10,001 - $50,000

*    As of May 31, 2007,  Mr. Zecher owned 1,000 shares of Delaware  Investments
     Arizona Municipal Income Fund, Inc.

     Board,  Shareholder  and  Committee  Meetings.  During the last full fiscal year,  each Fund held five Board meetings,  four of which were two-day  meetings and one of which was a one-day meeting.  All of the Directors  attended at least
75% of those meetings. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone,  if possible.  All Directors were present at the Funds' annual meeting held on August 16, 2006.

     Each Fund has an Audit  Committee for the purpose of meeting,  on a regular basis, with the Fund's officers and independent  auditors to oversee the quality of  financial  reporting  and the internal  controls of each Fund,  and for such other purposes as the Board of Directors may from time to time direct. The Audit
Committee of each Fund consists of the following four Directors appointed by the
Board: Thomas F. Madison, Chairperson;  Thomas L. Bennett; Janet L. Yeomans; and
J. Richard Zecher.  Each Audit Committee member is not an "interested person" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and each meets the  standard of  independence  for Audit  Committee  members set forth in the listing  standards of the New York Stock  Exchange (the "NYSE") and the American Stock Exchange (the "AMEX").  Members of the Audit  Committee serve for two year terms or until their  successors have been appointed and qualified.
The Audit  Committee  held five meetings for Delaware  Investments  Dividend and
Income Fund, Inc.  ("DDF") and Delaware  Investments  Global Dividend and Income
Fund, Inc. ("DGF") for the fiscal year ended November 30, 2006 and four meetings for the  Preferred  Share Funds for the fiscal year ended  March 31,  2007.  The
Board of  Directors  of each Fund has adopted a written  charter for each Fund's
Audit Committee,  attached as Exhibit C. A current copy of the Audit Committee's charter is also available on the Fund's website at www.delawareinvestment.com.

     Each Fund's Nominating and Corporate  Governance Committee (the "Nominating
Committee") is comprised of the following four Directors appointed by the Board:
John A. Fry,  Chairperson;  Anthony D. Knerr;  Lucinda S.  Landreth,  and Ann R.
Leven (ex-officio),  all of whom meet the independence requirements set forth in the  listing  standards  of the NYSE and AMEX and are not  "interested  persons"
under the 1940 Act. The Nominating Committee recommends nominees for independent
Directors for consideration by the incumbent independent Directors of each Fund, and the Nominating  Committee  recommends nominees for interested  Directors for consideration by the full Board of each Fund. The Nominating Committee held five meetings during the fiscal year ended November 30, 2006 for DDF and DGF and five meetings for the Preferred Share Funds for the fiscal year ended March 31, 2007.
Each Fund's Board of Directors has adopted a formal  charter for the  Nominating
Committee setting forth its  responsibilities,  attached as Exhibit D. A current copy of the  Nominating  Committee's  charter  is also  available  on the Fund's website at www.delawareinvestments.com.

     The Nominating  Committee  will consider  shareholder  recommendations  for nominations  to the Board of Directors only in the event that there is a vacancy on the Board of Directors.  Shareholders who wish to submit  recommendations for nominations to the Board to fill a vacancy must submit their  recommendations in writing to John A. Fry, Chairman of the Nominating  Committee,  c/o the Funds at
2005  Market  Street,  Philadelphia,  Pennsylvania  19103.  Shareholders  should include  appropriate  information on the background  and  qualifications  of any person recommended to the Nominating  Committee (e.g., a resume), as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on  file  for  consideration  when  there  is a  vacancy  on the  Board  of
Directors.

     The  Nominating  Committee  generally   identifies   candidates  for  Board
membership through personal and business contacts of Directors and shareholders.
In  addition,  the  Nominating  Committee  may use a  search  firm  to  identify candidates for the Board of Directors,  if deemed  necessary and  appropriate to use such a firm. The Nominating  Committee's  process for evaluating a candidate generally  includes a review of the  candidate's  background and  experience,  a
check  of  the  candidate's   references  and  other  due  diligence  and,  when
appropriate,  interviews  with  Nominating  Committee  members.  In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected,  would be an independent  director for purposes of the 1940 Act and the listing standards of the NYSE and AMEX.

     The  Nominating   Committee  has  not  established  any  specific   minimum
requirements  that  candidates  must  meet in  order  to be  recommended  by the
Nominating  Committee  for  nomination  for election to the Board.  Rather,  the
Nominating Committee seeks candidates who, in its judgment,  will serve the best interests  of the  Funds'  long-term  shareholders  and  whose  background  will complement the  experience,  skills and diversity of the other Directors and add to the overall effectiveness of the Board.

     Board Compensation.  Each independent  Director receives  compensation from each Fund of which he/she is a member of the Board of Directors.  The interested
Director  is  compensated  by  the  investment  adviser  and  does  not  receive compensation  from the Funds.  Each independent  Director  currently  receives a total  annual  retainer  fee of $84,000  for  serving  as a  Director  of all 32 investment  companies within the Fund Complex,  plus $5,000 per day for each day the  Board  meets  (normally  four  regular  meetings,  all of which are two day meetings). Ann R. Leven is the current Lead/Coordinating  Director for the Funds and receives an additional  annual retainer totaling $35,000 with respect to all
32  investment  companies  within  the  Fund  Complex.  Members  of  the  Audit,
Investments,   and  Nominating  and  Corporate  Governance   Committees  receive
additional  compensation  of $2,500 for each  Committee  meeting  attended.  The chairpersons of the Audit, Investments,  and Nominating and Corporate Governance
Committees  receive an additional  annual retainer of $15,000.  These amounts do not  include  payments  related to the  termination  of the  Retirement  Plan as discussed below.

     The following table sets forth the  compensation  received by each Director from each Fund and the total  compensation  received  from the Fund Complex as a whole during the twelve months ended May 31, 2007. The following table provides, in addition,  information on the retirement  benefits accrued on behalf of those
Directors  eligible to receive  such  benefits  under the  Delaware  Investments
Retirement Plan for  Directors/Trustees  (the "Retirement  Plan"). This plan was recently terminated as more fully described below.

[To be completed]

-------------------- --------------- --------------------- -------------- ------
Director               Aggregate      Retirement Benefits    Total Compensation
                      Compensation     Accured as Part      from the Investment
                     from the Funds   of Fund Expenses(1)     Companies in the
                                                               Fund Complex

-------------------- --------------- --------------------- ---------------------
Thomas L. Bennett          *                   $0                  ***
-------------------- --------------- --------------------- ---------------------
John A. Fry                *                   **                  ***
-------------------- --------------- --------------------- ---------------------
Anthony D. Knerr           *                   **                  ***
-------------------- --------------- --------------------- ---------------------
Lucinda S. Landreth        *                   $0                  ***
-------------------- --------------- --------------------- ---------------------
Ann R. Leven               *                   **                  ***
-------------------- --------------- --------------------- ---------------------
Thomas F. Madison          *                   **                  ***
-------------------- --------------- --------------------- ---------------------
Janet L. Yeomans           *                   **                  ***
-------------------- --------------- --------------------- ---------------------
J. Richard Zecher          *                   $0                  ***
-------------------- --------------- --------------------- ---------------------

*    Reflects  compensation  earned from Board service on behalf of the ________
     exclusive of retirement plan accruals and payments.
**   Amounts in this column reflect the amounts  accrued for the retirement plan and its termination on behalf of the Funds.
***  Reflects  compensation  earned  for  Board  service  to  the  Fund  Complex exclusive of retirement plan accruals and payments.

(1)  Figures  reflect  amounts  already  accrued under the  Retirement  Plan and additional amounts accrued to effect the termination of the Retirement Plan for the Funds as of May 31, 2007. The Funds' investment  adviser has agreed to absorb a minimum of $500,000 through certain  additional  waivers and/or reimbursements  for those Funds within the Fund Complex that are subject to expense limitations.

     Until  the  Retirement   Plan's   termination  as  described  below,   each
     independent  Director  who, at the time of his or her  retirement  from the
     Board, had attained the age of 70 and served on the Board for at least five continuous  years,  was entitled to receive  payments from each  investment company in the Fund  Complex  for which he or she had  served as  Director.
     These  payments  were to be made for a period  equal to the  lesser  of the number of years that such person  served as a Director or the  remainder of such person's life.  The amount of such payments would have been equal,  on an annual basis,  to the amount of the annual retainer paid to Directors of each investment company at the time of such person's retirement.

     The table below sets forth the  estimated  annual  retirement  benefit that would have been payable under the Retirement Plan at specified compensation levels  and years of  service.  Directors  credited  with  years of service through December 31, 2006 are: Mr. Knerr (17 years),  Ms. Leven (17 years),
     Mr. Madison (13 years), Ms. Yeomans (8 years) and Mr. Fry (6 years). During the fiscal year ended September 30, 2006, two former Directors of the Funds were receiving  yearly  benefits  under the Retirement  Plan: Mr. Walter P.
     Babich ($70,000) and Mr. Charles E. Peck ($50,000).

                                             YEARS OF SERVICE
     ------------------------------ ---------------- --------------------
      Amount of Annual Retainer
     Paid in Last Year of Service      0-4 Years        5 Years or More
     ------------------------------ ---------------- --------------------
              $50,000(1)                  $0               $50,000
     ------------------------------ ---------------- --------------------
              $70,000(2)                  $0               $70,000
     ------------------------------ ---------------- --------------------
              $80,000(3)                  $0               $80,000
     ------------------------------ ---------------- --------------------

     (1)  Reflects final annual retainer for Charles E. Peck, a retired trustee.
     (2)  Reflects  final  annual  retainer  for  Walter  P.  Babich,  a retired trustee.
     (3)  Reflects  annual retainer at the time of termination of the Retirement
          Plan for Anthony D. Knerr, Ann R. Leven,  Thomas F. Madison,  Janet L.
          Yeomans and John A. Fry.

The Board of  Directors  of the Fund  Complex  voted to  terminate  the Delaware
Investments  Retirement  Plan for  Directors  effective  November 30, 2006. As a result of the  termination  of the  Retirement  Plan,  no further  benefits will accrue to any  current or future  directors  and a one-time  payment of benefits earned under the Retirement Plan was paid to eligible  Directors.  The amount of the  payment  made on January  31, 2007  represented  the  benefits to which the current  Director  is  entitled  under the  terms of the  Retirement  Plan.  The calculation  of such amount was based on: (1) the annual  retainer  amount as of the date of termination  ($80,000),  (2) each Director's  years of service as of the date of termination (listed above), and (3) the actuarially  determined life expectancy of each  Director.  The payments thus  calculated  are  discounted to present value.

The net present value of the benefits  accrued under the plan to which each such
Independent Director is entitled was calculated by a licensed/certified  actuary and then  reviewed and approved by the Funds'  independent  Directors who had no benefits vested under the Plan. The amounts paid in 2007 are as follows: Anthony
D. Knerr  ($702,373),  Ann R. Leven  ($648,635),  Thomas F. Madison  ($696,407),
Janet L. Yeomans ($300,978) and John A. Fry ($155,030).

     Officers.  Each Board of Directors  and the senior  management of the Funds appoint  officers each year,  and from time to time as necessary.  The following individuals  are  executive  officers  of one or more of the  Funds:  Patrick P.
Coyne, Richard J. Salus, and John J. O'Connor.  Exhibit E includes  biographical information and the past business  experience of these officers,  except for Mr.
Coyne, whose information is set forth with the other Directors. The Exhibit also identifies  which of these  executive  officers  are also  officers  of Delaware
Management Company ("DMC" or "Management"), the investment adviser of each Fund.
These officers own shares of common stock and/or  options to purchase  shares of common  stock of LNC,  the  ultimate  parent of DMC,  and are  considered  to be
"interested persons" of the Funds under the 1940 Act.

     Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16 of the
Securities  Exchange Act of 1934,  as amended,  (the "1934 Act")  requires  that
Forms 3, 4, and 5 be filed with the SEC,  the relevant  securities  exchange and the relevant  Fund,  by or on behalf of certain  persons,  including  directors, certain officers,  and certain affiliated persons of the investment adviser. The
Funds believe that these requirements were met for fiscal year 2007, except that
Management  failed to timely  file  Form 3s on behalf of Damon J.  Andres,  Todd
Bassion, Thomas Chow, Edward Gray, Michael J. Hogan, Jordan L. Irving, Nikhil G.
Lalvani,  Anthony A. Lombardi,  Zoe D. Neale, D. Tysen Nutt, Jr., See Yeng Quek,
David P. O'Connor, John J. O'Connor, Philip Perkins, Richard J. Salus, Robert A.
Vogel,  Jr.,  Nashira S. Wynn,  J.  Richard  Zecher and Babak (Bob)  Zenouzi and
failed to timely file a Form 4 for J. Richard Zecher.

     Required Vote. All shareholders of a Fund vote together to elect Directors, regardless  of  whether  the Fund has both  common and  preferred  shareholders, except that the holders of the Preferred Share Funds have the exclusive right to separately  elect  two  Directors,  in  addition  to the  right  to vote for the remaining  Directors together with the holders of the common shares. Each of the
Funds,  except  DDF and DGF has  issued  preferred  shares.  The  holders of the preferred  shares of the Preferred  Share Funds have the exclusive right to vote to  elect  Mr.  Madison  and Ms.  Yeomans  to the  Board of  Directors  of their respective  Preferred  Share  Funds.  Provided  that a quorum is  present at the
Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors.

--------------------------------------------------------------------------------
                                 PROPOSAL 1
                            Election of Directors
--------------------------------------------------------------------------------
FUND          Coyne, Bennett, Fry, Knerr,             Madison and Yeomans
              Landreth, Leven and Zecher
--------------------------------------------------------------------------------
DDF & DGF                             Plurality of votes cast.
--------------------------------------------------------------------------------
Preferred     Plurality of votes cast of           Plurality of votes cast of
Share Funds   common and preferred shares.              preferred shares.
--------------------------------------------------------------------------------

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                                  PROPOSAL ONE

   PROPOSAL TWO: TO APPROVE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY OF
       DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC.

     Shareholders of the CO Fund are being asked to consider and approve certain changes to the CO Fund's fundamental investment strategies, as summarized below.

     Presently,  the CO Fund  has a  fundamental  investment  policy  to  invest substantially all of its net assets in tax-exempt Colorado municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated AAA by Moody's Investors Service, Inc. ("Moody's")
or AAA by  Standard & Poor's,  a Division  of the  McGraw-Hill  Companies,  Inc.
("S&P") at the time of investment.  Colorado municipal  obligations include debt obligations issued by the State of Colorado, its agencies, instrumentalities and political  subdivisions,  the interest upon which,  in the opinion of counsel to the issuer of such obligations,  is, at the time of issuance,  not includable in gross income for federal income taxes and exempt from Colorado state income tax.

     On May 17, 2007,  the Board of Directors  approved,  subject to shareholder approval,  eliminating the CO Fund's  fundamental  investment policy that the CO
Fund  invest  primarily  in insured  securities,  AAA-rated  Colorado  municipal securities  (or the  equivalent).  At the  same  time,  the  Board  took  action permitting  the CO Fund,  as a  non-fundamental  investment  policy,  to  invest without limitation in uninsured,  investment grade Colorado municipal securities
(those rated BBB and above, or unrated but judged to be of comparable quality by
DMC).  The Board also  approved  the  adoption of a  non-fundamental  investment policy  to  permit  the CO  Fund  to  invest  up to 20% of  its  net  assets  in
non-investment   grade   Colorado   municipal   securities.    Each   of   these
non-fundamental  investment policies will become effective only upon shareholder approval of the changes to the fundamental investment policies. The CO Fund will continue  to  have a  fundamental  investment  policy  to  invest  under  normal circumstances,  at least 80% of the value of its  assets in  Colorado  municipal obligations. For these purposes, "assets" mean net assets plus the amount of any borrowings for investment purposes, including preferred shares.

     The Board and DMC believe that it is in the best interests of  shareholders to adopt these changes for reasons discussed in more detail below.

     1. Insured Colorado Municipal Securities.

     With respect to the CO Fund's current  requirement that it invest primarily in insured  securities,  DMC believes  that  advising  un-insured  funds is more
consistent  with  its  bottom-up   investment  style,   which  focuses  more  on
research-driven decisions and less on duration management.  Although there is no guarantee  that the proposed  change in strategy will  translate  into favorable future  returns,  the Board and DMC believe it would be  beneficial  to have DMC manage the CO Fund in accordance with its usual  investment  style to the extent possible.  The Board and DMC also believe that shareholders of the CO Fund would benefit from the  increased  diversification  offered by a municipal  securities fund without an insured mandate.  Otherwise,  maintaining an insured  investment mandate may disadvantage the CO Fund in terms of investment flexibility relative
to  other  non-insured  municipal  bond  funds.   Moreover,   insured  municipal
securities  recently have had greater  interest rate sensitivity than un-insured municipal securities, and DMC believes that shareholders may be better protected from market  volatility  if the CO Fund were to invest  primarily in  un-insured municipal  securities.

     2. AAA-Rated Colorado Municipal Securities (or the equivalent).

     The CO Fund currently has a fundamental  investment  policy requiring it to invest 80% of its net assets in tax-exempt Colorado municipal securities insured as to the  timely  payment of both  principal  and  interest  by  insurers  with claims-paying  abilities  rated AAA or the equivalent at the time of investment.
In addition,  the CO Fund  currently  has a  non-fundamental  investment  policy permitting  it to  invest up to 20% of its total  assets in  uninsured  Colorado municipal  securities  which  are  rated  AAA or the  equivalent  at the time of investment.  As such, the CO Fund's portfolio  currently  consists  primarily of
Colorado  municipal  securities that are rated, or have an equivalent rating, in the highest investment rating category.

     The Board and DMC believe  that  permitting  the CO Fund to invest  without limitation in investment grade Colorado municipal securities (those rated BBB or above)  and up to 20%  of its  net  assets  in  non-investment  grade  municipal securities  will allow the  portfolio  managers  and  research  analysts to take greater advantage of investment  opportunities  that may generate higher current yield for the CO Fund's shareholders.  The Board and DMC believe that broadening the CO Fund's  authority  to invest in this  area  will  improve  the  portfolio managers'  flexibility  in meeting  the CO Fund's  investment  objective.  Being
unable  to  invest  in  investment   grade   securities   rated  below  AAA  and
non-investment  grade  securities  may  disadvantage  the CO  Fund in  terms  of investment flexibility relative to other municipal bond funds.

     The Board and DMC also  believe  that the  proposed  changes  will  benefit shareholders  because they will more  clearly  reflect the  portfolio  managers'
general investment  philosophy and style. The proposed investment authority will align the CO Fund's  restrictions  with  those of  Delaware  Investments'  other non-insured  municipal  funds,  all of which may invest  without  limitation  in investment grade municipal  securities  (including those rated below AAA) and up to 20% in non-investment grade municipal securities.

     If approved,  the CO Fund will be renamed the Delaware Investments Colorado
Municipal  Income Fund,  Inc.,  consistent  with its new,  uninsured  investment strategy,  and would  begin to be  managed  under the new  strategy  immediately following the Meeting.

     Factors  Considered  by the Board in Approving  the Proposed  Changes.  The
Board recognizes that the changes described above may be considered substantial.
However,  it  believes  that  the  alternatives  to  repositioning  the CO  Fund
(specifically, liquidation, merger into an open-end fund or making no changes at all) would  ultimately be less beneficial to shareholders  than a repositioning.
Moreover,  broader  diversification  and more flexible  investment  policies may allow the CO  Fund's  managers  to  improve  yield  and,  as a result,  may help diminish the likelihood  that the CO Fund may trade at a discount or help reduce the  magnitude  of a  discount.  These  changes  will  also  make the CO  Fund's investment  policies consistent with those of the open-end funds managed by DMC.
In approving the changes, the Board considered the following factors.

     Management Style. The portfolio  management team will be able to manage the
CO Fund  according  to an  investment  style  that is more  consistent  with the
Delaware  Municipal Bond Team's (the "Team") investment style. DMC's predecessor assumed  management  of the CO Fund in 1997.  Because  the CO Fund's  investment policies and strategies were inherited from the CO Fund's previous manager,  the
CO Fund has not been  able to fully  utilize  the core  strengths  of the  Team.
Specifically,  the Team normally uses a credit-driven,  bottom-up  approach that focuses on income.  To date, the Team has managed the CO Fund in accordance with its current investment  policies and strategies,  but is unable to fully utilize the advantages of its research and trading  capabilities  due to the limitations placed  on the CO Fund at the  time of the CO  Fund's  initial  public  offering
("IPO").  The Team  heavily  relies on the credit  research  staff  when  making investment  decisions,  which allows the portfolio  managers to  understand  the structural and financial risks of transactions and underlying  credit trends, as well as  identify  undervalued  opportunities.  The Board of  Directors  and DMC believe that the investment policies determined at the time of the CO Fund's IPO may not allow the Team  sufficient  flexibility  to take  advantage  of  current opportunities  in the market.  Although  there is no guarantee that the proposed changes in strategy will translate into favorable  future returns,  the Board of
Directors  and DMC believe it would be beneficial to have the Team manage the CO
Fund in accordance with their usual investment style to the extent possible.

     Performance.  The  Board of  Directors  and DMC  believe  that the  changes detailed in this  Proposal  may enable the CO Fund to achieve  more  competitive performance.  It will provide the CO Fund with greater  flexibility to diversify its investments  and permit the CO Fund to invest in higher yielding  investment grade and  non-investment  grade  categories,  which will potentially  allow for greater competitive performance.

     Portfolio  Turnover.  If implemented,  the proposed changes could result in slightly  higher  portfolio  turnover  for the  next 12  months  than in  recent history.  Slightly higher portfolio  turnover could cause the CO Fund to realize capital gains that would  eventually flow through to the  shareholder,  although any potential  capital gains  incurred  could be offset with  potential  capital losses.  The CO Fund currently  makes monthly  distributions  to shareholders of
$0.060 cents per share,  which the Board and Management would continue to review in light of any additional  capital gains the CO Fund may incur in  implementing these changes.  The Board and Management  believe that the potential benefits in
terms  of  increased  yield  and   diversification   outweigh  the  downside  of
distributing  capital gains.  Although it is difficult to quantify the potential increase in capital gains, it is anticipated  that any increase would be minimal as many of the bonds  currently  in the CO Fund's  portfolio  were  purchased at attractive  yields that are no longer  available in the current market place. In the event that opportunities arise and the yields on un-insured investment grade and  non-investment  grade  securities  are more  attractive  than  those of the
AAA-rated  securities  presently held in the CO Fund's  portfolio,  the Team may elect to purchase  securities in accordance  with the  investment  policy in the event it is approved at this Meeting.  As always,  capital gain recognition will be factored  into the overall  decision  making  process used in managing the CO
Fund.

     Impact on Preferred  Shares.  Management  has  contacted S&P and Moody's to assess the impact that an uninsured  mandate and increased lower tier investment grade and non-investment  grade exposure may have on the credit rating of the CO
Fund's  preferred  shares  if the  proposed  investment  strategy  changes  were permitted.  Moody's Rating  Committee (the  "Committee")  reviewed the pro forma portfolios and other relevant information,  including the Team's credit research and  surveillance  of  non-investment  grade  credits,  and  concluded  that the proposed  change  from an  insured to an  uninsured  mandate  and the  potential maximum exposure of 20% to  non-investment  grade credits would have no negative implication  for  the CO  Fund's  ratings.  In  coming  to its  conclusion,  the
Committee also assumed that no additional leverage would be added to the CO Fund and that no material change in the  composition of the portfolio  beyond what is being  considered  would  be  made,  subject  to a  satisfactory  review  of the guidelines set forth in final documentation. S&P has also reviewed the pro-forma portfolio and confirmed that the proposed change from an insured to an uninsured mandate and the potential exposure to investment grade and non-investment  grade securities would have no negative implication for the CO Fund's ratings.

     Risks Associated with the Proposed Changes.  If the proposed changes to the
CO Fund's  investment  objective and policies are approved,  the CO Fund will be subject to the following  additional risks, most notably increased  industry and security risk, credit risk and high-yield bond risk.

     Industry and  Security  Risk.  Industry  risk is the risk that the value of
securities  in  a  particular   industry   will  decline   because  of  changing
expectations  for the performance of that industry.  Securities risk is the risk that the value of an  individual  security  will  decline  because  of  changing expectations  for the performance of the individual  issuer of the security.  To mitigate this risk, DMC spreads the CO Fund's assets across  different  types of municipal bonds and among bonds  representing  different  industries and regions within Colorado.  DMC maintains a long-term  investment  approach and focuses on bonds it believes  will provide a steady  income  stream  regardless  of interim market  fluctuations.  DMC does not try to predict overall market  movements and generally  does not trade for  short-term  purposes.  However,  if the CO Fund's fundamental  policy  requiring it to invest  primarily in insured  securities is eliminated,  it may be more subject to industry  and  security  risk than it was previously because payment of interest and principal on a substantial portion of the bonds in its portfolio is no longer insured.

     Credit  Risk.  Credit  risk is the  possibility  that an  issuer  of a debt security - or an entity that insures the debt  security - will be unable to make interest payments on, and to pay the principal of, a security when due. A change in the credit  risk  associated  with a  particular  debt  security  may cause a corresponding  change in that  security's  price and,  therefore,  impact the CO
Fund's net asset value.  The purpose of insurance is to protect  against  credit risk. In the event of a default of an insured municipal security, the insurer is contractually  required to make  payments of interest  and  principal  under the terms of the municipal security.  To the extent that the CO Fund invests more of its assets in insured municipal securities or in securities that are more highly rated,  the CO Fund may be subject to less credit risk.  There is no  assurance, however, that an insurance company will meet its obligations with respect to the insured  securities.  Management  recognizes that both eliminating the CO Fund's mandated  investment policy concerning  insured securities and increasing the CO
Fund's  ability  to invest in  non-investment  grade  securities  may  entail an increase in credit risk.  It is the  portfolio  managers'  and credit  analysts'
responsibility  to perform due diligence around security  selection with respect to credit risk to ensure that securities  within the CO Fund are adding value to the  portfolio.  The Team meets on a weekly  basis to discuss and  address  such risks.

     High Yield ("Junk") Bonds.  Credit risk is even greater for  non-investment grade,  high-yield municipal bonds.  Investing in so-called "junk" bonds entails the risk of principal loss, which is typically greater than the risk involved in investment grade bonds. Issuers of these bonds are generally considered to be in a less secure  financial  situation and may be affected more by adverse economic
conditions,   and  therefore   high-yield  bonds  tend  to  exhibit  more  price
volatility.  High-yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds. A protracted  economic  downturn could adversely  affect the value of outstanding  bonds and the ability of high-yield  issuers to repay principal and interest.  In  particular,  for a  high-yield  revenue  bond,  adverse  economic conditions to the particular  project or industry that backs the bond would pose a significant risk. In striving to manage these risks, DMC will limit the amount that the CO Fund may invest in lower quality, higher yielding bonds.

     Interest Rates. The CO Fund is affected by changes in interest rates.  When interest rates rise,  the value of bonds in the CO Fund's  portfolio will likely decline.  This generally  affects  securities  with longer  maturities more than
those  with  shorter   maturities.   Because  interest  rate  movements  can  be
unpredictable,  DMC does not try to increase return by aggressively capitalizing on interest  rate moves.  DMC does attempt to manage the duration of the CO Fund in order to take advantage of DMC's market outlook,  especially on a longer-term basis.

     Expenses of the CO Fund's  Investment  Strategy  Changes.  The costs of the investment  strategy  changes  will be  borne  jointly  by the CO Fund  and DMC.
Specifically,  the CO Fund will pay 70% and DMC will pay 30% of the costs of the proposed  investment  strategy  changes.  The Board believes that,  because each party will benefit from the proposed  investment  strategy  changes,  each party should be responsible for a portion of the expense.

     The  Board   believes   the  CO  Fund  may  benefit   from  the   increased
diversification  offered  by a  municipal  securities  fund  without  an insured mandate.  The CO Fund may  also  benefit  from the  ability  to  invest  without limitation in uninsured  investment grade Colorado  municipal  securities (those rated BBB and  above) and up to 20% of its net  assets in  non-investment  grade securities (those rated below BBB) that may generate higher yield.

     DMC should bear a portion of the  expenses in  recognition  of the benefits that  will  accrue  to  DMC as a  result  of the  investment  strategy  changes, including  the  ability  to manage  the CO Fund in  accordance  with the  Team's established investment philosophy.  Accordingly,  the Board believes that the CO
Fund should bear 70% and DMC should bear 30% of the expenses associated with the investment strategy changes.

     The CO Fund must annually convene a shareholder  meeting to vote on certain routine items. The CO Fund, in conjunction with the other Funds, bears the costs associated  with this Meeting.  By including the proposed  changes in this proxy statement,  only the difference between the cost of a routine annual shareholder meeting and the costs associated with adding the additional  proposals  relating to the CO Fund and Delaware  Investments  Florida Insured  Municipal Income Fund
(the "FL Fund") would be allocated  among the CO Fund, the FL Fund and DMC. This difference is estimated to be  approximately  $22,000.  See the discussion under
"Other Information - Expenses of the Proposals" below for more information.

     Required Vote. Provided that a quorum is present at the Meeting,  either in person or by proxy, the proposals must be approved by a Majority Vote of CO Fund
Shareholders, defined as follows: the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities;  or (2) 67% or more of the voting securities  present  at the  Meeting  if the  holders of more than 50% of the CO
Fund's outstanding voting securities are present or represented by proxy.

     If Proposal 2 is not approved by  shareholders,  the CO Fund's  fundamental investment  policy will not be eliminated,  and the  associated  non-fundamental policies  approved by the Board will not be implemented.  The Board may consider other alternatives to present to shareholders of the CO Fund.

--------------------------------------------------------------------------------------------------------------------
                                                                         PROPOSAL 2
                                            Eliminating a Fundamental Investment Policy of Delaware Investments
                                                        Colorado Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
                                           Elimination of fundamental investment policy requiring the CO Fund to invest primarily in insured Colorado municipal securities rated AAA.

--------------------------------------------------------------------------------------------------------------------
CO Fund Common Stock and Preferred                           A Majority Vote as defined above
Shares voting together as a single class
--------------------------------------------------------------------------------------------------------------------
Preferred Shares voting separately                           A Majority Vote as defined above
--------------------------------------------------------------------------------------------------------------------

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                                  PROPOSAL TWO

        PROPOSAL THREE: TO ELIMINATE A FUNDAMENTAL POLICY OF THE FL FUND

     Shareholders  of the FL Fund are  being  asked to  eliminate  one of the FL
Fund's fundament investment policies as summarized below.

     Presently,  the FL Fund  invests  substantially  all of its net  assets  in tax-exempt  Florida  municipal  obligations  insured as to the timely payment of both principal and interest by insurers with  claims-paying  abilities rated Aaa by Moody's  Investors  Service,  Inc.  ("Moody's")  or AAA by  Standard & Poor's
Corporation  ("S&P") at the time of investment.  Florida  municipal  obligations include  debt  obligations  issued  by  the  State  of  Florida,  its  agencies, instrumentalities and political subdivisions which qualify as assets exempt from the Florida  intangible  personal  property tax (which,  as discussed below, has been repealed) and the interest on which,  in the opinion of bond counsel to the issuer of such obligations, is, at the time of issuance, not includable in gross income for federal income taxes.

     On May  17,  2007,  the  Board  of  Delaware  Investments  Florida  Insured
Municipal Income Fund (the "FL Fund") approved, subject to shareholder approval, the  elimination of the  fundamental  investment  policy that the FL Fund invest
primarily  in  insured,   AAA-rated   Florida   municipal   securities  (or  the
equivalent).  The Board also approved the adoption of non-fundamental investment policies to permit the FL Fund (1) to invest  without  limitation  in uninsured, investment grade (those rated BBB or above) municipal securities of states other than  Florida  and (2) to invest up to 20% of its net  assets in  non-investment grade  municipal  securities  (those  rated  below BBB).  These  non-fundamental policies will become effective only upon shareholder  approval of the changes to the fundamental investment policies.

     The Board and DMC believe that it is in the best interests of  shareholders to adopt these changes for reasons discussed in more detail below.

     1.   Replacing Florida Municipal Bonds with a National Tax-Free Strategy.

     Florida repealed its intangible  personal property tax effective January 1,
2007,  and it has no state  income tax.  As a result,  the  continued  appeal of
Florida-only  municipal debt funds is limited,  as municipal bonds issued by the state of Florida no longer provide a specific tax advantage to Florida residents over municipal securities of extrastate issuers. Therefore, the Board recommends that shareholders  approve eliminating the FL Fund's investment policy to permit it to invest in securities issued by states other than Florida.

     If these  changes  are  approved,  the  repositioned  FL Fund would be more geographically  diversified  because  it would be able to invest  in  securities issued outside of Florida.  However, the tax treatment of dividends would remain the same,  since the change in Florida  tax law has already  eliminated  the tax benefits  that  Florida-only  funds  once  provided.  Because  of the repeal and associated loss of tax benefits for Florida  residents,  Florida  municipal bond closed-end  funds may be subject to deep discounts and arbitrage  opportunities.
By permitting the FL Fund to invest in securities issued outside of Florida, the
FL Fund has the  potential to attract  investors  who may be  interested  in the income streams and tax benefits that a national municipal closed-end  investment strategy would offer.  The increased  interest in the  repositioned  FL Fund may help to alleviate future discount pressures.

     Shareholders   of  the  FL  Fund   could   benefit   from   the   increased
diversification offered by a national municipal bond fund without a single-state mandate.  Single-state  funds with an insured  mandate have  limited  investment flexibility  relative to un-insured national municipal bond funds. By converting the FL Fund into a national  fund,  investors of the FL Fund would be exposed to less geographical risk, and, as discussed above, Florida municipal securities no longer offer unique tax benefits to Florida residents.

     If approved, the eliminated fundamental investment policy would be replaced by a fundamental  investment  policy requiring the Fund to invest,  under normal circumstances, at least 80% of its assets in securities the income from which is exempt from federal  income tax. For these  purposes,  "assets" means net assets plus the amount of any borrowings for investment  purposes,  including preferred shares.

     2. Insured Securities.

     With respect to the FL Fund's current  requirement that it invest primarily in insured  securities,  DMC  believes  that  advising  uninsured  funds is more
consistent  with  its  bottom-up   investment  style,   which  focuses  more  on
research-driven  decisions  and less on duration  management.  The Board and DMC believe  that  shareholders  of the FL Fund  would  benefit  from the  increased diversification  offered  by a  municipal  securities  fund  without  an insured mandate.  Otherwise,  maintaining an insured investment mandate may disadvantage the FL Fund in terms  of  investment  flexibility  relative  to other  uninsured national municipal bond funds.  Moreover,  insured municipal securities recently have had greater interest rate sensitivity than uninsured municipal  securities, and  DMC  believes  that  shareholders  may  be  better  protected  from  market volatility  if the FL Fund  were to  invest  primarily  in  uninsured  municipal securities.

     3.   AAA-Rated Florida municipal securities (or the equivalent).

     The FL Fund currently has a fundamental  investment  policy requiring it to invest 80% of its net assets in tax-exempt Florida municipal  securities insured as to the  timely  payment of both  principal  and  interest  by  insurers  with claims-paying  abilities  rated AAA or the equivalent at the time of investment.
In addition,  the FL Fund  currently  has a  non-fundamental  investment  policy permitting  it to  invest up to 20% of its total  assets  in  uninsured  Florida municipal  securities  which  are  rated  AAA or the  equivalent  at the time of investment.  As such, the FL Fund's portfolio  currently  consists  primarily of
Florida  municipal  securities that are rated, or have an equivalent  rating, in the highest investment rating category.

     Management   believes  that  permitting  the  FL  Fund  to  invest  without limitation in investment grade municipal  securities (those rated BBB and above)
and up to 20% of its net assets in  non-investment  grade  municipal  securities
(those rated below BBB) will allow the portfolio  managers and research analysts to take greater advantage of investment  opportunities  that may generate higher
current  yield  for  the  FL  Fund's  shareholders.   Management  believes  that
broadening  the FL Fund's  authority  to invest  in this area will  improve  the portfolio managers' flexibility in meeting the FL Fund's investment objective.

     Management   also   believes   that  the  proposed   changes  will  benefit
shareholders  because they will more  clearly  reflect the  portfolio  managers'
general investment  philosophy and style. The proposed investment authority will align the FL Fund's  restrictions  with those of  Delaware's  other  non-insured municipal bond funds,  all of which may invest without  limitation in investment grade  municipal  securities  and up to 20% in  non-investment  grade  municipal securities  (those rated below BBB).  Being unable to invest in investment grade securities and non-investment  grade securities may disadvantage the FL Fund, in terms of  investment  flexibility,  relative to other  national  municipal  bond funds.

     If approved,  the FL Fund will be renamed the Delaware Investments National
Municipal  Income Fund  consistent with its new investment  strategy,  and would begin to be managed under its new strategy immediately following the Meeting.

     Factors  Considered  by the Board in Approving  the Proposed  Changes.  The
Board recognizes that the changes described above may be considered substantial.
However,  it  believes  that  the  alternatives  to  repositioning  the FL  Fund
(specifically, liquidation, merger into an open-end fund or making no changes at all) would  ultimately be less beneficial to shareholders  than a repositioning.
Moreover,  broader  diversification  and more flexible  investment  policies may allow the FL Fund's  managers to improve  yield and, as a result,  help diminish the  likelihood  that the FL Fund may trade at a  discount  or help  reduce  the magnitude of a discount.  These changes will also make the FL Fund's  investment policies  consistent  with those of the firm's  open-end funds. In approving the changes, the Board considered the following factors.

     Management  Style. The portfolio  management team (the "Team") will be able to manage the FL Fund according to an investment  style that is more  consistent with the Team's bottom-up investment style. DMC's predecessor assumed management of the FL Fund in 1997. Because the FL Fund's investment policies and strategies were inherited  from the FL Fund's  previous  manager,  the FL Fund has not been able to fully  utilize the core  strengths of the Delaware  Municipal  Bond Team
(the "Team").  Specifically,  the Team normally uses a credit-driven,  bottom-up approach  that focuses on income.  To date,  the Team has managed the FL Fund in accordance with its current investment policies and strategies, but is unable to fully utilize the advantages of its research and trading capabilities due to the limitations  placed on the FL Fund at the time of the FL Fund's  initial  public offering  ("IPO").  The Team heavily  relies on the credit  research  staff when making investment  decisions,  which allows the portfolio managers to understand the structural and financial risks of transactions and underlying credit trends, as well as identify  undervalued  opportunities.  The Board of Directors and DMC believe that the investment policies determined at the time of the FL Fund's IPO may not allow the portfolio managers sufficient flexibility to take advantage of current  opportunities  in the market.  Although  there is no guarantee that the proposed changes in strategy will translate into favorable  future returns,  the
Board of  Directors  and DMC  believe  it would be  beneficial  to have the Team manage the FL Fund in accordance with their usual investment style to the extent possible.

     Performance.  The  Board of  Directors  and DMC  believe  that the  changes detailed in this  Proposal  may enable the FL Fund to achieve  more  competitive performance.  It will provide the FL Fund with greater  flexibility to diversify its investments  and permit the FL Fund to invest in higher yielding  investment grade and  non-investment  grade  categories,  which will potentially  allow for greater competitive performance.

     Portfolio  Turnover.  If implemented,  the proposed changes could result in higher portfolio turnover for the next 12 months than in recent history.  Higher portfolio  turnover could cause the FL Fund to realize  capital gains that would eventually flow through to the shareholder, although any potential capital gains incurred could be offset with potential  capital  losses.  The FL Fund currently makes monthly distributions to shareholders of $0.060 cents per share, which the
Board and Management would continue to review in light of any additional capital gains  the FL Fund may  incur in  implementing  these  changes.  The  Board  and
Management  believe that the potential  benefits in terms of increased yield and diversification outweigh the downside of distributing capital gains. Although it is  difficult  to  quantify  the  potential  increase  in capital  gains,  it is anticipated that any increase would be minimal as many of the bonds currently in the FL Fund's  portfolio were purchased at attractive  yields that are no longer available in the current market place. In the event that opportunities arise and the yields on un-insured  investment grade and  non-investment  grade securities are more attractive than those of the AAA-rated securities presently held in the
FL Fund's portfolio,  the portfolio managers may elect to purchase securities in accordance  with the  investment  policy  proposed at this  meeting.  As always, capital  gain  recognition  will be factored  into the overall  decision  making process used in managing the FL Fund.

     Geographical  Diversification.  The  change to a  national  mandate  from a single-state  mandate may provide shareholders with the benefits of geographical diversification. Further, the guidelines will reduce the FL Fund's exposure to a single state,  such as Florida,  and will allow the Team greater  flexibility in extracting  value from the entire  municipal  bond market.  As of June __, 2007,
Florida made up only ___% of the municipal market as measured by the broad based
Lehman Brothers Municipal Bond Index.

     Impact on Preferred  Shares.  Management  has  contacted S&P and Moody's to assess the impact that a national investment strategy,  an uninsured mandate and increased lower tier investment grade and non-investment grade exposure may have on  the  credit  rating  of the  FL  Fund's  preferred  shares  if the  proposed investment  strategy changes were permitted.  Moody's Rating Committee  reviewed the pro forma  portfolios and other  relevant  information,  including  Delaware
Investments'  credit research and surveillance of non-investment  grade credits, and  concluded  that the proposed  national  investment  strategy,  the proposed change from an insured to an uninsured  mandate and the maximum  exposure of 20%
to  non-investment  grade credits would have no negative  implication for the FL
Fund's ratings. In coming to its conclusion,  the Committee also assumed that no additional leverage would be added to the FL Fund and that no material change in the composition of the portfolio  beyond what is being considered would be made, subject  to  a  satisfactory  review  of  the  guidelines  set  forth  in  final documentation.  S&P has also reviewed the pro-forma portfolio and confirmed that the proposed national investment  strategy,  the proposed change from an insured to an  uninsured  mandate and the  potential  exposure to  investment  grade and non-investment  grade securities  would have no negative  implication for the FL
Fund's ratings.

     Risks Associated with the Proposed Changes. If the proposed  elimination of the FL Fund's  fundamental  investment  policy is approved,  the FL Fund will be subject to the following  additional risks, most notably increased  industry and security risk, credit risk and high-yield bond risk. However, geographical risk, the risk  associated with investing in a particular  state,  would be reduced if the Proposal is approved.

     Industry and  Security  Risk.  Industry  risk is the risk that the value of
securities  in  a  particular   industry   will  decline   because  of  changing
expectations  for the performance of that industry.  Securities risk is the risk that the value of an  individual  security  will  decline  because  of  changing expectations  for the performance of the individual  issuer of the security.  To mitigate this risk, DMC spreads the FL Fund's assets across  different  types of municipal bonds and among bonds  representing  different  industries and regions within  Colorado.  DMC will  generally  concentrate  investments in a particular sector  when the  supply of bonds in other  sectors  does not suit the FL Fund's investment  needs. This will expose the FL Fund to greater industry and security risk.  However,  if the FL  Fund's  fundamental  policy  requiring  it to invest primarily  in  insured  securities  is  eliminated,  it may be more  subject  to industry and security risk than it was  previously  because  payment of interest and  principal  on a  substantial  portion of the bonds in its  portfolio  is no longer insured.

     Geographical  Diversification.  It is  anticipated  that  the FL Fund  will transition its portfolio over time to include  municipal bonds from other states and territories. During that transition period, the FL Fund may have significant investments  in  Florida  municipal  bonds.  This  could  make the FL Fund  more sensitive  to  economic  conditions  in Florida  than other more  geographically diversified national municipal income funds.

     Credit  Risk.  Credit  risk is the  possibility  that an  issuer  of a debt security - or an entity that insures the debt  security - will be unable to make interest payments on, and to pay the principal of, a security when due. A change in the credit  risk  associated  with a  particular  debt  security  may cause a corresponding  change in that  security's  price and,  therefore,  impact the FL
Fund's net asset value.  The purpose of insurance is to protect  against  credit risk. In the event of a default of an insured municipal security, the insurer is contractually  required to make  payments of interest  and  principal  under the terms of the municipal security.  To the extent that the FL Fund invests more of its assets in insured municipal securities or in securities that are more highly rated,  the FL Fund may be subject to less credit risk.  There is no  assurance, however, that an insurance company will meet its obligations with respect to the insured  securities.  Management  recognizes that both eliminating the FL Fund's mandated  investment policy concerning  insured securities and increasing the FL
Fund's  ability  to invest in  non-investment  grade  securities  may  entail an increase in credit risk.  It is the  portfolio  manager's  and credit  analyst's responsibility  to perform due diligence around security  selection with respect to credit risk to ensure that securities  within the FL Fund are adding value to the  portfolio.  The Team meets on a weekly  basis to discuss and  address  such risks.

     High Yield ("Junk") Bonds.  Credit risk is even greater for  non-investment grade,  high-yield municipal bonds.  Investing in so-called "junk" bonds entails the risk of principal loss, which is typically greater than the risk involved in investment grade bonds. Issuers of these bonds are generally considered to be in a less secure  financial  situation and may be affected more by adverse economic
conditions,   and  therefore   high-yield  bonds  tend  to  exhibit  more  price
volatility. High- yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds. A protracted  economic  downturn could adversely  affect the value of outstanding  bonds and the ability of high-yield  issuers to repay principal and interest.  In  particular,  for a  high-yield  revenue  bond,  adverse  economic conditions to the particular  project or industry that backs the bond would pose a significant risk. In striving to manage these risks, DMC will limit the amount that the FL Fund may invest in lower quality, higher yielding bonds.

     Interest Rates. The FL Fund is affected by changes in interest rates.  When interest rates rise,  the value of bonds in the FL Fund's  portfolio will likely decline.  This generally  affects  securities  with longer  maturities more than
those  with  shorter   maturities.   Because  interest  rate  movements  can  be
unpredictable,  DMC does not try to increase return by aggressively capitalizing on interest  rate moves.  DMC does  attempt to manage the  duration of a Fund in order to take  advantage of DMC's market  outlook,  especially  on a longer-term basis.

     Expenses  of the FL Fund  Investment  Strategy  Changes.  The  costs of the investment  strategy  changes  will be  borne  jointly  by the FL Fund  and DMC.
Specifically,  the FL Fund will pay 70% and DMC will pay 30% of the costs of the proposed  investment  strategy  changes.  The Board believes that,  because each party will benefit from the proposed  investment  strategy  changes,  each party should be responsible for a portion of the expense.

     The Board  believes the FL Fund may benefit  from the  proposed  investment strategy  changes.  The FL Fund may also  benefit  from the  ability  to  invest without  limitation in uninsured  investment grade municipal  securities  (those rated BBB and  above) and up to 20% of its net  assets in  non-investment  grade securities (those rated below BBB) that may generate higher yield.

     DMC should bear a portion of the  expenses in  recognition  of the benefits that  will  accrue  to  DMC as a  result  of the  investment  strategy  changes, including  the  ability  to manage  the FL Fund in  accordance  with the  Team's established  investment  philosophy and potentially  preventing the FL Fund from trading at future  discounts.  Accordingly,  the Board believes that the FL Fund should  bear 70% and DMC should  bear 30% of the  expenses  associated  with the investment strategy changes.

     The FL Fund must annually convene a shareholder  meeting to vote on certain routine items. The FL Fund, in conjunction with the other Funds, bears the costs associated  with this meeting.  By including  the proposed  changes in the proxy statement  for the FL Fund's annual  shareholder  meeting,  only the  difference between  the  cost  of a  routine  annual  shareholder  meeting  and  the  costs associated with adding the additional  proposals relating to the FL Fund and the
Delaware  Investments  Colorado  Insured  Municipal  Income Fund,  Inc. (the "CO
Fund")  would  be  allocated  among  the CO  Fund,  the FL Fund  and  DMC.  This difference is estimated to be  approximately  $22,000.  See the discussion under
"Other Information - Expenses of the Proposals" below for more information.

     Required Vote. Provided that a quorum is present at the Meeting,  either in person or by proxy, the proposals must be approved by a Majority Vote of FL Fund shareholders, defined as follows: the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities;  or (2) 67% or more of the voting securities  present  at the  Meeting  if the  holders of more than 50% of the FL
Fund's outstanding voting securities are present or represented by proxy.

     If Proposal 3 is not approved by  shareholders,  the FL Fund's  fundamental investment  policy will not be eliminated,  and the  associated  non-fundamental policies  approved by the Board will not be implemented.  The Board may consider other alternatives to present to shareholders of the FL Fund.

----------------------------------------------------------------------------------------------------------------------
                                                                    PROPOSAL 3
                                                 Elimination of a Fundamental Investment Policy of
                                            Delaware Investments Florida Insured Municipal Income Fund
----------------------------------------------------------------------------------------------------------------------

                                Elimination of fundamental investment policy requiring the FL Fund to invest 80% of its net assets in insured, AAA-rated municipal bonds issued by the State of Florida

----------------------------------------------------------------------------------------------------------------------
FL Fund Common Stock and                                 A Majority Vote as defined above
Preferred Shares voting
together as a single class
----------------------------------------------------------------------------------------------------------------------
Preferred Shares voting                                   A Majority Vote as defined above
separately
----------------------------------------------------------------------------------------------------------------------

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                                 PROPOSAL THREE

               INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

     The  firm of  Ernst  & Young  LLP has  been  selected  as the  independent registered  public  accounting firm  ("independent  auditors") for the Funds. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), Ernst
& Young  LLP has  confirmed  to  each  Fund's  Audit  Committee  regarding  the independence  of Ernst & Young LLP. The Audit  Committee  must approve all audit and non-audit  services provided by Ernst & Young LLP relating to the operations or financial  reporting of one or more of the Funds. The Audit Committee reviews any audit or non-audit  services to determine  whether they are  appropriate and permissible under applicable law.

     Each Fund's Audit Committee has adopted  policies and procedures to provide a framework for the Audit  Committee's  consideration  of non-audit  services by
Ernst & Young LLP.  These  policies and  procedures  require that any  non-audit service  to be  provided  by  Ernst & Young  LLP to a  Fund,  DMC or any  entity controlling, controlled by or under common control with DMC that relate directly to the operations or financial  reporting of a Fund are subject to  pre-approval by the Audit  Committee or the  Chairperson of the Audit  Committee  before such service is provided.  The Audit Committee has pre-approved certain services with respect to the funds up to certain specified fee limits.

     As required by its charter,  each Fund's Audit  Committee  has reviewed and discussed with Fund  management and  representatives  from Ernst & Young LLP the audited  financial  statements  for each  Fund's  last  fiscal  year.  The Audit
Committee has discussed with the independent  auditors their judgments as to the quality,  not just the  acceptability,  of the Funds' accounting  principles and such  other  matters  required  to be  discussed  with the  Audit  Committee  by
Statement  of Auditing  Standards  No. 61, as amended by  Statement  on Auditing
Standards No. 90 (Communication With Audit Committees). The Audit Committee also received the written  disclosures and the letter from its  independent  auditors required by ISB No. 1, and discussed with a representative  of Ernst & Young LLP
the  independent  auditor's   independence.   Each  Fund's  Board  of  Directors
considered fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal  year in  connection  with its  consideration  of the  auditors'
independence.  Based  on the  foregoing  discussions  with  management  and  the independent auditors, each Fund's Audit Committee unanimously recommended to the
Fund's Board of Directors that the aforementioned  audited financial  statements be included in each Fund's  annual  report to  shareholders  for the last fiscal year.

     As noted above,  the members of each Fund's Audit  Committee are: Thomas L.
Bennett,  Thomas L. Madison, Janet L. Yeomans and J. Richard Zecher. All members of each Fund's Audit  Committee meet the standard of  independence  set forth in the  listing  standards  of the  NYSE  and  AMEX,  as  applicable,  and  are not considered to be  "interested  persons"  under the 1940 Act. The Fund's Board of
Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Exhibit
C to this Combined Proxy Statement.

     Audit fees. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial  statements and for services  normally provided by the independent auditors in connection with statutory and regulatory filings or engagements  for the fiscal year ended November 30, 2006 for Delaware
Investments  Dividend and Income  Fund,  Inc.  ("DDF") and Delaware  Investments
Global Dividend and Income Fund,  Inc.  ("DGF") and ended March 31, 2007 for the
Preferred  Share Funds,  and for the fiscal year ended November 30, 2005 for DDF and DGF and ended  March 31,  2006 for the  Preferred  Share Funds are set forth below:

-------------------------------------------------------------------------------------------------------------
Fund                                                                     Audit Fees          Audit Fees
                                                                      for FYE 11/30/06    for FYE 11/30/05
                                                                        and 3/31/07         and 3/31/06
-------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                                           $14,800
Delaware Investments Global Dividend and Income Fund, Inc.                                    $11,600
Delaware Investments Arizona Municipal Income Fund, Inc.                                      $10,300
Delaware Investments Colorado Insured Municipal Income Fund, Inc.                             $11,500
Delaware Investments Florida Insured Municipal Income Fund                                    $10,000
Delaware Investments Minnesota Municipal Income Fund II, Inc.                                 $24,800

     Audit-related  fees.  The aggregate  fees billed by the Funds'  independent auditors for services  relating to the  performance  of the audit of each Fund's financial  statements  and not reported  above under "Audit Fees" are  described below for the fiscal  year  ended  November  30,  2006 for DDF and DGF and ended
March 31,  2007 for the  Preferred  Share  Funds and for the  fiscal  year ended
November  30, 2005 for DDF and DGF and ended  March 31,  2006 for the  Preferred
Shares Funds. The percentage of these fees relating to services  approved by the
Audit  Committee  pursuant  to the de minimis  exception  from the  pre-approval
requirement   in  Rule   2-01(c)(7)(i)(C)   of  Regulation  S-X  was  0%.  These
audit-related  services were as follows:  agreed upon procedures relating to the
commercial   paper  program  rating  agency  reports  for  DDF  and  agreed-upon procedures  relating  to the  preferred  share  rating  agency  reports  for the
Preferred Share Funds.

-------------------------------------------------------------------------------------------------------------
                                                                         Audit-Related    Audit-Related Fees
                                                                             Fees          for FYE 11/30/05
                                                                        or FYE 11/30/06      and 3/31/06
Fund                                                                      and 3/31/07
-------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                                            $5,905
Delaware Investments Global Dividend and Income Fund, Inc.                                       $0
Delaware Investments Arizona Municipal Income Fund, Inc.                                       $6,700
Delaware Investments Colorado Insured Municipal Income Fund, Inc.                              $6,700
Delaware Investments Florida Insured Municipal Income Fund                                     $6,700
Delaware Investments Minnesota Municipal Income Fund II, Inc.                                  $6,700

-------------------------------------------------------------------------------------------------------------

     The aggregate fees billed by the Funds'  independent  auditors for services relating to the  performance  of the audit of the  financial  statements of each
Fund's  investment  adviser(s) and other service  providers under common control with the  adviser(s)  and that relate  directly to the  operations  or financial reporting of a Fund for the fiscal year ended  November 30, 2006 for DDF and DGF and ended March 31, 2007 for the Preferred Share Funds were  $________,  and for the fiscal year ended November 30, 2005 for DDF and DGF and ended March 31, 2006 for the  Preferred  Share  Funds  were  $15,000.  The  percentage  of these fees relating to services approved by the Audit Committee  pursuant to the de minimis
exception  from  the  pre-approval   requirement  in  Rule  2-01(c)(7)(i)(C)  of
Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed-upon  procedures reports to the Board of Directors in connection with the annual  accounting  service  agent  contract  renewal  and the  pass-through  of internal legal costs relating to the operations of the Fund.

     Tax fees. The aggregate fees billed by the Funds' independent  auditors for tax-related  services  provided to each Fund are described  below for the fiscal year ended  November  30,  2006 for DDF and DGF and ended March 31, 2007 for the
Preferred  Share Funds,  and for the fiscal year ended November 30, 2005 for DDF and DGF and ended March 31, 2006 for the Preferred  Share Funds.  The percentage of these fees relating to services  approved by the Audit Committee  pursuant to
the  de  minimis   exception   from  the   pre-approval   requirement   in  Rule
2-01(c)(7)(i)(C)  of Regulation S-X was 0%. These  tax-related  services were as follows:  review of income tax returns and review of annual excise  distribution calculations.

-------------------------------------------------------------------------------------------------------------
Fund                                                                         Tax Fees           Tax Fees
                                                                              for FYE
                                                                             11/30/06       for FYE 11/30/05
                                                                            and 3/31/07       and 3/31/06
-------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                                              $2,800
Delaware Investments Global Dividend and Income Fund, Inc.                                       $2,100
Delaware Investments Arizona Municipal Income Fund, Inc.                                         $1,900
Delaware Investments Colorado Insured Municipal Income Fund, Inc.                                $2,100
Delaware Investments Florida Insured Municipal Income Fund                                       $1,800
Delaware Investments Minnesota Municipal Income Fund II, Inc.                                     $900
-------------------------------------------------------------------------------------------------------------

     The  aggregate  fees  billed  by  the  Funds'   independent   auditors  for
tax-related  services  provided to the Funds'  investment  adviser(s)  and other service  providers  under  common  control with the  adviser(s)  and that relate directly to the  operations or financial  reporting of the Fund were $0 for each
Fund's prior two fiscal years ended.

     All other fees. The aggregate fees billed for all services  provided by the independent  auditors  to the Funds other than those set forth above were $0 for the prior two fiscal years ended.

     The aggregate fees billed for all services other than those set forth above provided by the Funds' independent auditors to the Funds' investment  adviser(s)
and other service providers under common control with the investment  adviser(s)
and that relate  directly to the operations or financial  reporting of the Funds were $0 for the Funds' prior two fiscal years ended.

     Aggregate  non-audit  fees to the  Funds,  the  investment  adviser(s)  and service  provider  affiliates.  The  aggregate  non-audit  fees  billed  by  the independent  auditors for services  rendered to the Preferred Share Funds and to its investment adviser and other service providers under common control with the investment  adviser were $_______ and $224,060 for the Funds' fiscal years ended
March 31, 2007 and March 31, 2006,  respectively.  The aggregate  non-audit fees billed by the  independent  auditors  for  services  rendered  to DDF and to its investment  adviser and other service  providers  under common  control with the investment  adviser were $_______ and $213,940 for the Fund's fiscal years ended
November 30, 2006 and November 30, 2005,  respectively.  The aggregate non-audit fees billed by the independent  auditors for services rendered to DGF and to its investment  advisers and other service  providers  under common control with the investment advisers were $_______ and $207,335 for the Fund's fiscal years ended
November 30, 2006 and November 30, 2005,  respectively.  In connection  with its selection of the  independent  auditors,  the Audit Committee has considered the
independent   auditors'  provision  of  non-audit  services  to  the  investment adviser(s) and other service  providers under common control with the investment
adviser(s)  that  were  not  required  to  be  pre-approved   pursuant  to  Rule
2-01(c)(7)(ii)  of Regulation.  S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

COMMUNICATIONS TO THE BOARD OF DIRECTORS

     Shareholders  who wish to  communicate  to the full Board of Directors  may address correspondence to Ann R. Leven, Coordinating Director for the Funds, c/o
a Fund at 2005 Market Street,  Philadelphia,  Pennsylvania,  19103. Shareholders
may also send  correspondence  to the  Coordinating  Director or any  individual
Director c/o a Fund at 2005 Market  Street,  Philadelphia,  Pennsylvania  19103.
Without opening any such  correspondence,  Fund management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

     Investment  Adviser.  DMC (a series of Delaware Management Business Trust),
2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each
Fund.

     Administrator.   Delaware   Service   Company,   Inc.,   2005  Market  St.,
Philadelphia,  PA  19103,  an  affiliate  of DMC,  performs  administrative  and accounting services for the Funds.

     Independent  Auditors.  Ernst & Young LLP serves as the Funds'  independent auditors.  Ernst  &  Young  LLP's  principal  address  is Two  Commerce  Square,
Philadelphia,  PA 19103. A representative of Ernst & Young LLP is expected to be present at the  Meeting.  The  representative  of Ernst & Young LLP will have an opportunity  to  make a  statement  if he or she  desires  to do so and  will be available to respond to appropriate questions.

     Proxy  Solicitation.  This proxy solicitation is being made by the Board of
Directors for use at the Meeting.  The cost of this proxy  solicitation  will be shared as set forth below. In addition to  solicitation  by mail,  solicitations also may be made by advertisement,  telephone,  telegram, facsimile transmission or other  electronic  media,  or  personal  contacts.  The  Funds  will  request broker-dealer  firms,  custodians,  nominees and  fiduciaries  to forward  proxy materials  to the  beneficial  owners  of the  shares of  record.  The Funds may reimburse  broker-dealer firms,  custodians,  nominees and fiduciaries for their reasonable  expenses  incurred in connection  with such proxy  solicitation.  In addition to solicitations by mail, officers and employees of the Funds, Delaware
Management  Business Trust and their affiliates,  without extra pay, may conduct additional solicitations by telephone,  telecopy and personal interviews. The CO
Fund  and  the  FL  Fund  have  engaged   Computershare   Fund  Services,   Inc.
("Computershare")  to solicit proxies from brokers,  banks, other  institutional holders and  individual  shareholders  with  respect to  Proposals 2 and 3 at an anticipated estimated cost of $13,000,  including out of pocket expenses,  which will be borne as described below. For the allocation of the costs between the CO
Fund and the FL Fund, see discussion  below under  "Expenses of the  Proposals."
Fees and  expenses may be greater  depending  on the effort  necessary to obtain shareholder  votes.  The CO Fund and the FL Fund have also  agreed to  indemnify
Computershare  against certain liabilities and expenses,  including  liabilities under the federal  securities  laws. The CO Fund and the FL Fund expect that the solicitations  will be  primarily  by  mail,  but also  may  include  telephone, telecopy or oral solicitations.

     As the Meeting date approaches, certain shareholders of the CO Fund and the
FL Fund may receive a telephone call from a  representative  of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be  recorded in  accordance  with the  procedures  described  below.  These procedures  are  designed  to ensure that both the  identity of the  shareholder casting the vote and the voting  instructions  of the shareholder are accurately determined.

     In all cases  where a  telephonic  proxy is  solicited,  the  Computershare representative is required to ask for each  shareholder's full name and address, or the zip code or  employer  identification  number,  and to  confirm  that the shareholder  has received the proxy materials in the mail. If the shareholder is a corporation or other entity,  the Computershare  representative is required to ask for the person's  title and  confirmation  that the person is  authorized to direct the voting of the shares.  If the information  solicited  agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the  shareholder's  instructions on the Proposal.  Although the
Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the  shareholder  how to vote,  other than to read any  recommendation  set forth in this  Combined  Proxy  Statement.
Computershare will record the shareholder's  instructions on the card. Within 72 hours,  the shareholder  will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare  immediately if his or her instructions are not correctly reflected in the confirmation.

     Expenses of the  Proposals.  The costs of the of  Proposals,  including the costs of  soliciting  proxies,  will be borne  by one or more of the  Funds,  as described below.

     With respect to Proposal 1, the  election of  Directors  of the Funds,  the
Funds will bear the expenses  equally.  As discussed  above,  no proxy solicitor will be engaged with respect to Proposal 1.

     With respect to Proposal 2, the cost of the routine  annual  meeting  proxy statement  itself and mailing and  tabulation  (approximately  $51,000)  will be allocated  among the Funds.  It is  difficult  to estimate  precisely  the costs because  there  can be  circumstances  that  result in  unanticipated  levels of expense  (e.g.,  difficulty  with the  solicitation  of  proxies,  etc.).  It is currently  anticipated  that  the  total  cost  of the  annual  proxy  plus  the additional  CO and FL  Proposals  will  cost  approximately  $71,000.00.  Of the
$22,000 difference, $12,000 would be allocated between the CO Fund and DMC, with the CO Fund  bearing  70%, or  approximately  $8,400,  and DMC  bearing  30%, or approximately  $3,600.  The portion to be borne by the FL Fund is  discussed  in more detail below.  The costs associated with this Proposal will be borne by the
CO Fund whether or not the Proposal is approved by shareholders.

     With respect to Proposal 3, the cost of the routine  annual  meeting  proxy statement  itself and mailing and  tabulation  (approximately  $51,000)  will be allocated  among the Funds.  It is  difficult  to estimate  precisely  the costs because  there  can be  circumstances  that  result in  unanticipated  levels of expense  (e.g.,  difficulty  with the  solicitation  of  proxies,  etc.).  It is currently  anticipated  that  the  total  cost  of the  annual  proxy  plus  the additional Colorado and Florida proposals will cost approximately $71,000.00. Of the $22,000 difference,  approximately $10,000 would be allocated between the FL
Fund and DMC,  with the FL Fund bearing 70%, or  approximately  $6,700,  and DMC bearing 30%, or approximately  $2,300. The portion to be borne by the CO Fund is discussed in more detail above.  The costs associated with this Proposal will be borne by the FL Fund whether or not the Proposal is approved by shareholders.

     Shareholder Proposals. If a Fund holds an annual meeting of shareholders in
2008,  shareholder  proposals  to be  included  in  the  Funds'  Combined  Proxy
Statement  for that meeting must be received no later than April 11, 2008.  Such proposals  should  be  sent  to  the  Fund,  directed  to the  attention  of its
Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement.  The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive  notice of such  matter  prior to May 23,
2008.

     Fund Reports.  Each Fund's most recent Annual Report and Semi-Annual Report were previously  mailed to  shareholders.  Copies of these reports are available upon request,  without  charge,  by writing the Funds c/o Delaware  Investments,
2005  Market  Street,  Philadelphia,  PA 19103,  or by calling  toll-free  (800)
523-1918.

                                    EXHIBIT A

              OUTSTANDING SHARES AS OF RECORD DATE (JUNE 19, 2007)

[To be updated]

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
 Common Stock
 Preferred Stock
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
 Common Stock
 Preferred Stock
Delaware Investments Florida Insured Municipal Income Fund
 Common Shares
 Preferred Shares
Delaware Investments Minnesota Municipal Income Fund II, Inc.
 Common Stock
 Preferred Stock

                                    EXHIBIT B

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

     The following  accounts held of record 5% or more of the outstanding shares of the  Funds  listed  below  as of June  19,  2007.  Management  does  not have knowledge of beneficial owners.

[To be updated]

                                                                                                   Percent of
Fund                                          Name and Address             Number of Shares    Outstanding Shares
-------------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income      Cede & Co                       11,440,621              98.7%
Fund, Inc.                                    P.O. Box 20
                                              Bowling Green Station
                                              New York, NY 10004

Delaware Investments Global Dividend          Cede & Co.                       5,340,872              97.8%
and Income Fund, Inc.                         P.O. Box 20
                                              Bowling Green Station
                                              New York, NY 1000

Delaware Investments Arizona Municipal        Cede & Co.                       2,928,002              98.2%
Income Fund, Inc.                             P.O. Box 20
Common Stock                                  Bowling Green Station
                                              New York, NY 1000

Delaware Investments Arizona                  CitiGroup Global Markets            197                 78.8%
Municipal Income Fund, Inc.                   Inc.
Preferred Stock                               Pat Haller
Series A                                      333 West 34th Street
                                              New York, NY 10001

                                              Morgan Stanley DW Inc.              20                  8.00%
                                              c/o ADP Proxy Services
                                              51 Mercedes Way
                                              Edgewood, NY 11717

                                              UBS Financial Services              20                  8.00%
                                              Inc.
                                              Jane Flood
                                              1200 Harbor Blvd.
                                              Weehawken, NJ 07086

Delaware Investments Arizona Municipal        CitiGroup Global Markets            156                 62.4%
Income Fund, Inc.                             Inc.
Preferred Stock                               Pat Haller
Series B                                      333 West 34th Street
                                              New York, NY 10001

                                              Pershing LLC                        94                  37.6%
                                              Al Hernandez
                                              Securities Corporation
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399

                                                                                                    Percent of
Fund                                          Name and Address              Number of Shares     Outstanding Shares
-------------------------------------------------------------------------------------------------------------------
Delaware Investments Colorado                 Cede & Co                        4,635,399               95.8%
Insured Municipal Income Fund, Inc.           P.O. Box 20
Common Stock                                  Bowling Green Station
                                              New York, NY 10004

Delaware Investments Colorado                 CitiGroup Global Markets            245                  61.3%
Insured Municipal Income Fund, Inc.           Inc.
Preferred Stock                               Pat Haller
Series A                                      333 West 34th Street
                                              New York, NY 10001

                                              Merrill Lynch, Pierce,              153                  38.3%
                                              Fenner &
                                              Smith Safekeeping
                                              Veronica E. O'Neill
                                              4 Corporate Place
                                              Piscataway, NJ 08854

Delaware Investments Colorado Insured         Merrill Lynch, Pierce,              297                  74.3%
Municipal Income Fund, Inc.                   Fenner &
Preferred Stock                               Smith Safekeeping
 Series B                                     Veronica E. O'Neill
                                              4 Corporate Place
                                              Piscataway, NJ 08854

                                              CitiGroup Global Markets            107                  26.8%
                                              Inc.
                                              Pat Haller
                                              333 West 34th Street
                                              New York, NY 10001

                                                                                                    Percent of
Fund                                    Name and Address               Number of Shares         Outstanding Shares
-------------------------------------------------------------------------------------------------------------------
                                        Cede & Co
Delaware Investments Florida            P.O. Box 20                        2,262,980                  93.4%
Insured Municipal Income Fund           Bowling Green Station
Common Shares                           New York, NY 10004

Delaware Investments Florida            CitiGroup Global Markets              159                     79.5%
Insured Municipal Income Fund           Inc.
Preferred Shares                        Pat Haller
Series A                                333 West 34th Street
                                        New York, NY 10001

                                        UBS Financial Services                34                      17.0%
                                        Inc.
                                        Jane Flood
                                        1200 Harbor Blvd.
                                        Weehawken, NJ 07086

Delaware Investments Florida            CitiGroup Global                      163                     81.5%
Insured Municipal Income Fund           Markets Inc.
Preferred Shares                        Pat Haller
Series B                                333 West 34th Street
                                        New York, NY 10001

                                        UBS Financial Services                35                      17.5%
                                        Inc.
                                        Jane Flood
                                        1200 Harbor Blvd.
                                        Weekhawken, NJ 07086

Delaware Investments Minnesota          Cede & Co.                        10,725,713                  93.2%
   Municipal Income Fund II, Inc.       P.O. Box 20
   Common Stock                         Bowling Green Station
                                        New York, NY 10004

                                                                                                    Percent of
Fund                                    Name and Address              Number of Shares          Outstanding Shares
-------------------------------------------------------------------------------------------------------------------
Delaware Investments Minnesota          UBS Financial Services               336                    56.0%
Municipal Income Fund II, Inc.          Inc.
Preferred Stock                         Jane Flood
Series A                                1200 Harbor Blvd.
                                        Weekhawken, NJ 07086

                                        CitiGroup Global Markets             198                    33.0%
                                        Inc.
                                        Pat Haller
                                        333 West 34th Street
                                        New York, NY 10001

                                        Charles Schwab & Co.,                66                     11.0%
                                        Inc.
                                        Ronnie Fuiava
                                        Attn: Proxy Department
                                        San Francisco, CA 94105

Delaware Investments Minnesota          CitiGroup Global Markets             395                    65.8%
Municipal Income Fund II, Inc.          Inc.
Preferred Stock                         Pat Haller
Series B                                333 West 34th Street
                                        New York, NY 10001

                                        Charles Schwab & Co.,                78                      13%
                                        Inc.
                                        Ronnie Fuiava
                                        Attn: Proxy Department
                                        San Francisco, CA 94105

                                        Merrill Lynch, Pierce,               71                     11.8%
                                        Fenner &
                                        Smith Safekeeping
                                        Veronica E. O'Neill
                                        4 Corporate Place
                                        Piscataway, NJ 08854

                                                                                                 Percent of
Fund                                    Name and Address              Number of Shares       Outstanding Shares
-------------------------------------------------------------------------------------------------------------------
                                        SEI Private Trust Company           44                      7.3%
                                        Attn: Steve Natur
                                        1 Freedom Valley Drive
                                        Oaks, PA 19456

Delaware Investments Minnesota          CitiGroup Global Markets             223                    55.8%
Municipal Income Fund II, Inc.          Inc.
Preferred Stock                         Pat Haller
Series C                                333 West 34th Street
                                        New York, NY 10001

                                        Pershing LLC                         98                     24.5%
                                        Al Hernandez
                                        Securities Corporation
                                        1 Pershing Plaza
                                        Jersey City, NJ 07399

                                        Charles Schwab & Co.,                70                     17.5%
                                        Inc.
                                        Ronnie Fuiava
                                        Attn: Proxy Department
                                        San Francisco, CA 94105

Delaware Investments Minnesota          CitiGroup Global Markets             141                    47.0%
Municipal Income Fund II, Inc.          Inc.
Preferred Stock                         Pat Haller
Series D                                333 West 34th Street
                                        New York, NY 10001

                                        Charles Schwab & Co.,                134                    44.7%
                                        Inc.
                                        Ronnie Fuiava
                                        Attn: Proxy Department
                                        San Francisco, CA 94105

                                        United States Trust                  21                      7.0%
                                        Company
                                        Attn:  Eileen French
                                        Proxy Department
                                        499 Washington Blvd.
                                        7th Fl.
                                        Jersey City, NJ 07310

                                    EXHIBIT C

                              DELAWARE INVESTMENTS
                                 FAMILY OF FUNDS

                             AUDIT COMMITTEE CHARTER

1.   Committee Composition.

     (a)  The  Audit  Committee  shall  be  composed  of  not  less  than  three
          Directors/Trustees  (hereinafter,  "Directors") selected by the Board, each of whom shall be  independent  as defined in Rule 10A-3(b)  under the Securities  and Exchange Act of 1934, as amended,  and the listing standards  of any  national  securities  exchange on which the Fund is listed.

     (b)  Each member of the Audit Committee shall be financially  literate,  as such  qualification is interpreted by the Fund's Board in its business judgment,  or must become  financially  literate  within a  reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit  Committee  must be an "audit  committee financial  expert" as such term is defined in Securities  and Exchange
          Commission ("SEC") Regulation S-K, Item 401 and SEC Form N-CSR.

     (c)  One member of the Audit  Committee shall be designated by the Board as
          Chairperson.  The Chairperson and members of the Audit Committee shall have two year  terms,  renewable  for a maximum of three  terms.  Each member of the Audit Committee shall serve for one year or until his or her successor has been appointed and qualified.  The  Chairperson  and members of the Audit  Committee  shall receive such  compensation  for their service on the Audit  Committee as the Board may determine  from time to time.

     2. Role of the Audit  Committee.  The  function of the Audit  Committee  is oversight  in the  sense  that it is to watch  closely,  maintain  surveillance, review  carefully  relevant  matters  and make  appropriate  suggestions;  it is management's  responsibility to direct,  manage and maintain appropriate systems for accounting and internal  control and for the  preparation,  presentation and integrity  of the  financial  statements;  and it is the  independent  auditors'
responsibility  to plan and carry out a proper audit.  The independent  auditors for the Fund shall report  directly to, and are ultimately  accountable  to, the
Audit Committee. The Audit Committee shall select, evaluate, oversee the work of and, when appropriate, replace the independent auditors.

     Although the Audit Committee is expected to take a detached and questioning approach  to the matters  that come before it, the review of a Fund's  financial statements  by  the  Audit  Committee  is not  an  audit,  nor  does  the  Audit
Committee's review substitute for the  responsibilities of the Fund's management for  preparing,  or of the  independent  auditors for  auditing,  the  financial statements.  Members of the Audit  Committee are not full-time  employees of the
Fund  and,  in  serving  on this  Audit  Committee,  are  not,  and do not  hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or  responsibility  of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging  his or her duties,  each member of the Audit  Committee may rely on the accuracy of information, opinions, reports, or statements, including financial  statements and other  financial data, if prepared or presented by (a)
one or more  officers of the Fund whom the  Director  reasonably  believes to be reliable  and  competent in the matters  presented;  (b) legal  counsel,  public accountants, or other persons as to matters the Director reasonably believes are within the person's  professional  expertise;  or (c) a Board committee of which the Director is not a member.

     3. Purposes. The purposes of the Audit Committee are to assist the Board in its  oversight  of  (a)  the  quality  and  integrity  of the  Fund's  financial statements and the  independent  audit thereof;  (b) the  independent  auditors'
qualifications  and independence;  (c) the performance of the Fund's independent auditors;  and (d) the Fund's  compliance  with  relevant  legal and  regulatory requirements  that  relate to the Fund's  accounting  and  financial  reporting, internal  control over financial  reporting and  independent  audits.  The Audit
Committee shall prepare an audit  committee  report as required by the SEC to be included in the Fund's proxy statements. The Audit Committee shall discharge its fiduciary  responsibility  with respect to evidence of any material violation of federal  or state law or breach of  fiduciary  duty  impacting  the Fund that is brought  to  the  attention  of  the  Audit  Committee  pursuant  to  applicable regulations.  The Audit  Committee  shall  monitor  the  Fund's  accounting  and financial reporting policies and practices, its internal controls over financial reporting and, as appropriate, inquire into the internal controls over financial reporting of certain  service  providers.  The Audit Committee shall monitor the
Fund's  safeguards  with  respect to both  inflow  and  outflow of funds and the integrity of computer systems relating to financial reporting.  In addition, the
Audit Committee shall act as a liaison between the Fund's  independent  auditors and the full Board of Directors.

     4. Duties and Powers. To carry out its purposes,  the Audit Committee shall have the following duties and powers:

     (a)  To select,  retain or  terminate  the  independent  auditors  and,  in connection therewith,  annually to receive,  evaluate and discuss with the  independent  auditors a formal  written  report from them setting forth  all  audit,  review  or  attest  engagements,  as  well  as all non-audit  engagements  and other  relationships,  with the Fund,  the
          Investment  Manager and any entity in the Fund's  "investment  company complex," as defined in Reg. S-X Rule  2-O2(c)(14)  (such entity to be referred  to as a "Complex  Entity"),  which  shall  include  specific representations  as  to  the  independent  auditors'  objectivity  and independence;

     (b)  To review and  approve,  in advance:  (i) all audit  services  and all permissible  non-audit  services to be  performed  by the  independent auditors  for the Fund,  including  the related fees and terms of such engagements;  and (ii) all  non-audit  services  to be provided by the independent  auditors to the Fund's Investment  Manager and any entity
          controlling,   controlled   by,  or  under  common  control  with  the
          Investment Manager that provides ongoing services to the Fund (such an affiliate to be referred to as a "Control Affiliate") where the nature of such  non-audit  services has a direct impact on the  operations or financial  reporting of the Fund; to establish  pre-approval  policies and procedures  for the engagement of independent  auditors to provide audit and permissible  non-audit  services;  and to delegate to one or more members the authority to grant pre-approvals;

     (c)  To meet  with  the  independent  auditors  and  management,  including private meetings with each as necessary, (i) to review and discuss the arrangements for and scope of the annual audit and any special audits;
          (ii)  to  discuss  any  matters  of  concern  relating  to the  Fund's financial  statements,  including any  adjustments to such  statements recommended  by the  independent  auditors,  or other  results of said audit(s);  (iii) to consider the independent  auditors'  comments with
          respect  to  the  Fund's  financial  policies,  procedures,   internal
          accounting  controls and any audit  problems or  difficulties,  and in each case management's  responses thereto;  (iv) to review and discuss the form of opinion the independent  auditors propose to render to the
          Board  of  Directors  and   shareholders;   (v)  in  the  case  of  an
          exchange-listed  closed-end Fund only, to discuss the Fund's unaudited semi-annual  financial  statements with the  independent  auditors and management; and (vi) in the case of an exchange-listed closed-end Fund only,  to review and  discuss  the  Fund's  annual  audited  financial statements and  management's  discussion of fund  performance with the independent  auditors and management and make a recommendation  to the
          Board of Directors on including such audited  financial  statements in the Fund's annual report to shareholders;

     (d)  To  review  and  discuss  any and all  reports  from  the  independent auditors regarding (i) critical accounting policies and practices used by the Fund,  including any proposed changes in accounting  principles or practices  proposed by management or the independent  auditors upon the Fund, (ii) alternative  treatments of financial information within generally accepted accounting principles that have been discussed with management,  (iii) the risks of using any such alternative  treatments or  disclosures,  (iv)  the  treatment  preferred  by the  independent auditors,  (v) material written  communications between management and the  independent  auditors,  including any  management  letter and any internal  control  observations  and  recommendations,  and  (vi)  all non-audit services provided by the independent auditors to any Complex
          Entity that were not subject to the pre-approval requirement set forth above in  Paragraph  4(b) (in  connection  with the Audit  Committee's consideration of the auditors' independence);

     (e)  To review and  discuss  the  process of issuing  dividend-related  and other press releases including financial  information,  as well as the
          Fund's  policies for providing  financial  information to analysts and ratings agencies;

     (f)  To discuss with  management  the Fund's  guidelines  and policies with respect to risk assessment and risk management;

     (g)  To  review  any  disclosures  made by the  chief  executive  and chief financial officers of the Fund in their certification  process for the
          Fund's  periodic  reports  filed  with the SEC about  any  significant deficiencies  in the design or  operation  of internal  controls,  any material weaknesses in internal controls and any fraud, whether or not material, involving management or other employees having a significant role in internal controls;

     (h)  To establish procedures, take actions and perform all duties necessary for (i) the receipt, retention and treatment of complaints received by
          the  Fund  regarding  accounting,   internal  accounting  controls  or
          auditing matters,  and (ii) the confidential,  anonymous submission by employees of the Fund and its service providers of concerns  regarding questionable accounting or auditing matters;

     (i)  To obtain and  review  not less  often  than  annually a report by the
          independent  auditors  describing:   (i)  the  independent   auditors'
          internal quality-control  procedures;  (ii) any material issues raised by the most recent internal quality-control or peer review of the firm or any  inquiry  or  investigation  by  governmental  or  professional authorities  within the  preceding  five years  respecting  any audits carried out by the independent  auditors,  and any steps taken to deal with  any  such  issues;  and  (iii)  all  relationships  between  the independent  auditors and the Fund,  as well as the Fund's  Investment
          Manager or any Complex Entity;

     (j)  To evaluate the independence of the independent auditors,  which shall include  at  least  the  following  items:  (i)  receiving  an  annual
          statement   from   the   independent    auditors    confirming   their
          independence;(2)(ii)  evaluating  the lead partner of the  independent auditors;  (iii) confirming the appropriate rotation of the lead audit
          partner,   overseeing   the  rotation  of  other  audit  partners  and
          considering periodically whether there should be a regular rotation of the audit firm itself;  and (iv) reviewing the hiring by the Fund, its
          Investment  Manager and any Control  Affiliate  of employees or former employees of the independent auditors;

     (k)  To set  policies  relating to the hiring by the Fund,  its  Investment
          Manager and any Control  Affiliate of employees or former employees of the independent auditors;

     (l)  To engage  independent  legal  counsel and such other  advisers as the
          Audit  Committee  determines  appropriate  to  carry  out its  duties, without the consent of management or the Board of Directors;

     (m)  To conduct an annual  performance  evaluation of the Audit  Committee;
          and

     (n)  To report its  activities  to the full Board of Directors on a regular basis and to make  recommendation  with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     5.  Meetings.  The Audit  Committee  shall  meet on a regular  basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund.
The Audit  Committee  shall also meet with internal  auditors for the Investment
Manager on a regular  basis in order to assist the Board in its oversight of the
Fund's compliance with legal and regulatory requirements.

     6.  Resources.  The Audit Committee shall have the authority and resources, including  sufficient  funding  by the Fund to pay the  fees of the  independent auditors,  legal counsel,  consultants or experts,  appropriate to discharge its responsibilities,  including the authority to retain  special  counsel and other experts or consultants at the expense of the Fund.

     7. Annual Charter Review.  The Audit Committee shall review this Charter at
least   annually  and   recommend   any  changes  to  the  Board  of  Directors.

                                    EXHIBIT D

                              DELAWARE INVESTMENTS
                                 FAMILY OF FUNDS

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

     Nominating and Corporate Governance Committee Membership

     The Nominating and Corporate  Governance  Committee (the "Committee") shall be composed of not less than three members, each of whom shall be independent as defined  in Rule  10A-3(b)  under the  Securities  Exchange  Act of 1934 and the listing  standards  of any  national  securities  exchange  on which any Fund is listed.  One  member  of the  Committee  shall  be  designated  by the  Board as
Chairperson.  The  Chairperson  and members of the Committee shall have two-year terms,  renewable for a maximum of three (3) terms.  The Chairperson and members of the  Committee  shall  receive  such  compensation  for their  service on the
Committee as the Board may determine from time to time.

     Board Nominations

     1. Independent Directors/Trustees. Independent Directors/Trustees are to be
selected and nominated solely by incumbent independent  Directors/Trustees.  The
Committee   shall  make   recommendations   for   nominations   for  independent
director/trustee  membership on the Board of Directors/Trustees to the incumbent
independent   Directors/Trustees.   The  Committee  shall  evaluate  candidates'
qualifications  for Board  membership  and their  independence  from the  Funds'
manager and other affiliates and principal service  providers.  Persons selected must be  independent  in terms of both the letter  and  spirit of the  governing rules,  regulations and listing standards. The Committee shall also consider the effect of any  relationships  beyond those  delineated in the  governing  rules,
regulations  and  listing  standards  that  might  impair  independence,   e.g.,
business, financial or family relationships with managers or service providers.

     2. Affiliated Directors/Trustees.  The Committee shall evaluate candidates'
qualifications  and  make   recommendations   for  affiliated   director/trustee
membership on the Board of Directors/Trustees to the full Board.

     3. Shareholder Recommendations.  The Committee shall establish policies and procedures  with respect to the  submission  and  consideration  of  shareholder recommendations regarding candidates for nomination for election to the Board.

     4.  Board  Composition.   The  Committee  shall  periodically   review  the
composition of the Board of  Directors/Trustees  to determine  whether it may be appropriate to add  individuals  with  different  backgrounds or skill sets from those already on the Board.

     Corporate Governance

     1.  The   Committee   shall   evaluate   annually   the   ability  of  each
Director/Trustee  to function  effectively in the discharge of his/her oversight and  fiduciary  responsibilities  as a  Director/Trustee.  The  Chairman  of the
Committee  shall  undertake   appropriate   action  as  required  based  on  the
Committee's evaluation.

     2. The Committee shall,  together with the  Coordinating  Director/Trustee, monitor the performance of counsel for the independent Directors/Trustees.

     3. The Committee  shall  establish  procedures  to  facilitate  shareholder communications to the Funds' Board of Directors/Trustees.

     Other Powers and Responsibilities

     1. The Committee  shall have the resources  and  authority  appropriate  to discharge its  responsibilities,  including  authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

     2. The Committee  shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

                                    EXHIBIT E

                         EXECUTIVE OFFICERS OF THE FUNDS

Richard J. Salus (age ___)

     John J. O'Connor (49) Senior Vice  President and Treasurer of the Funds and
of the other 26 investment  companies within Delaware  Investments;  Senior Vice
President/Investment  Accounting  of  Delaware  Management  Company (a series of
Delaware Management  Business Trust) and Delaware Service Company,  Inc.; Senior
Vice President/Investment Accounting/ Assistant Treasurer of Delaware Investment
Advisers (a series of Delaware Management Business Trust).  During the past five years,  Mr.  O'Connor has served in various  executive  capacities  at different times  with  Delaware  Investments.  Mr.  O'Connor  also  serves as Senior  Vice
President/Assistant  Treasurer for the six portfolios of the Optimum Fund Trust, which has the same investment adviser as the Funds.

                                        ----------------------------------------
                                            DELAWARE INVESTMENTS DIVIDEND
                                             AND INCOME FUND, INC.
                                            DELAWARE INVESTMENTS GLOBAL
                                             DIVIDEND AND INCOME FUND, INC.
                                            DELAWARE INVESTMENTS ARIZONA
                                             MUNICIPAL INCOME FUND, INC.
                                            DELAWARE INVESTMENTS COLORADO
                                             INSURED MUNICIPAL INCOME FUND, INC.
                                            DELAWARE INVESTMENTS FLORIDA
                                             INSURED MUNICIPAL INCOME FUND
                                            DELAWARE INVESTMENTS MINNESOTA
                                             MUNICIPAL INCOME FUND II, INC.
                                        ----------------------------------------
                                             COMBINED PROXY STATEMENT
                                          Notice of Joint Annual Meeting
                                                  of Shareholders
                                        ----------------------------------------
                                                  AUGUST 15, 2007
                                        ----------------------------------------

                                         Delaware Investments(R)
                                         A member of Lincoln Financial Group

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103

                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 15, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The  undersigned  hereby  appoints  Michael E. Dresnin,  Kathryn R. Williams and
David F. Connor, or any of them, with the right of substitution,  proxies of the undersigned at the Annual Meeting of  Shareholders  of the Fund indicated on the reverse side of this proxy card to be held at Two Commerce  Square,  2001 Market
Street, 2nd Floor, Philadelphia,  Pennsylvania, on August 15, 2007 at 4:00 P.M.,
or at any  postponement or adjournments  thereof,  with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated  on the  reverse  side of this proxy card.  Please  refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS PROXY CARD,  YOU AUTHORIZE THE PROXIES TO VOTE ON THE
PROPOSAL  DESCRIBED IN THE  ACCOMPANYING  PROXY  STATEMENT AS MARKED,  OR IF NOT
MARKED,  TO VOTE "FOR" THE PROPOSAL,  AND TO USE THEIR DISCRETION TO VOTE ON ANY
OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL
THIS  PROXY  CARD  AT  ONCE  IN  THE  ENCLOSED  ENVELOPE.  DO  NOT  INCLUDE  ANY
CORRESPONDENCE  WITH THE PROXY CARD,  CORRESPONDENCE  BY REGULAR  MAIL SHOULD BE
DIRECTED TO P.O. BOX 219656, KANSAS CITY, MO 64121-9656.

                                          Date __________________, 2007

                        Signature(s) (Joint Owners)     (PLEASE SIGN WITHIN BOX)

                        THIS PROXY  CARD IS ONLY  VALID  WHEN  SIGNED AND DATED.
                        PLEASE  DATE AND SIGN NAME OR NAMES  ABOVE AS PRINTED AT
                        LEFT  TO   AUTHORIZE   THE  VOTING  OF  YOUR  SHARES  AS
                        INDICATED  ABOVE.   WHERE  SHARES  ARE  REGISTERED  WITH
                        JOINT  OWNERS,  ALL JOINT OWNERS  SHOULD  SIGN.  PERSONS
                        SIGNING  AS  EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR OTHER
                        REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                                DEL INV 06 - DH

Please fill in box(es) as shown using black or blue ink. X

1.   To elect the following nominees as Directors of the Fund

                               FOR ALL
     FOR ALL   WITHHOLD ALL    EXCEPT
        0            0            0

     01) THOMAS L. BENNETT
     02) JUDE T. DRISCOLL
     03) JOHN A. FRY
     04) ANTHONY D. KNERR
     05) LUCINDA S. LANDRETH
     06) ANN R. LEVEN
     07) THOMAS F. MADISON*
     08) JANET L. YEOMANS*
     09) J. RICHARD ZECHER

*    The holders of common shares may not vote for these nominees.
If you checked "For All Except,"  write each  withheld  nominee's  number on the line below.

2.   To eliminate  the  fundamental  investment  policy  requiring I the Fund to invest 80% of its net assets in insured,  AAA-rated  municipal bonds issued by the State of Florida.

     FOR       AGAINST
      0           0

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                 DEL INV 06 - DH

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103

                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 15, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Michael E. Dresnin,  Kathryn R. Williams and
David F. Connor, or any of them, with the right of substitution,  proxies of the undersigned at the Annual Meeting of  Shareholders  of the Fund indicated on the reverse side of this proxy card to be held at Two Commerce  Square,  2001 Market
Street, 2nd Floor, Philadelphia,  Pennsylvania, on August 15, 2007 at 4:00 P.M.,
or at any  postponement or adjournments  thereof,  with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated  on the  reverse  side of this proxy card.  Please  refer to the proxy statement for a discussion of each of these matters.
BY SIGNING AND DATING THIS PROXY CARD,  YOU AUTHORIZE THE PROXIES TO VOTE ON THE
PROPOSAL  DESCRIBED IN THE  ACCOMPANYING  PROXY  STATEMENT AS MARKED,  OR IF NOT
MARKED,  TO VOTE "FOR" THE PROPOSAL,  AND TO USE THEIR DISCRETION TO VOTE ON ANY
OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL
THIS  PROXY  CARD  AT  ONCE  IN  THE  ENCLOSED  ENVELOPE.  DO  NOT  INCLUDE  ANY
CORRESPONDENCE  WITH THE PROXY CARD,  CORRESPONDENCE  BY REGULAR  MAIL SHOULD BE
DIRECTED TO P.O. BOX 219656, KANSAS CITY, MO 64121-9656.

                                                    Date __________________, 2007

                        Signature(s) (Joint Owners)     (PLEASE SIGN WITHIN BOX)

                        THIS PROXY  CARD IS ONLY  VALID  WHEN  SIGNED AND DATED.
                        PLEASE  DATE AND SIGN NAME OR NAMES  ABOVE AS PRINTED AT
                        LEFT  TO   AUTHORIZE   THE  VOTING  OF  YOUR  SHARES  AS
                        INDICATED  ABOVE.   WHERE  SHARES  ARE  REGISTERED  WITH
                        JOINT  OWNERS,  ALL JOINT OWNERS  SHOULD  SIGN.  PERSONS
                        SIGNING  AS  EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR OTHER
                        REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                                 DEL INV 06 - DH

Please fill in box(es) as shown using black or blue ink. X

1. To elect the following nominees as Directors of the Fund

                               FOR ALL
     FOR ALL   WITHHOLD ALL    EXCEPT
        0            0            0

     01) THOMAS L. BENNETT
     02) JUDE T. DRISCOLL
     03) JOHN A. FRY
     04) ANTHONY D. KNERR
     05) LUCINDA S. LANDRETH
     06) ANN R. LEVEN
     07) THOMAS F. MADISON*
     08) JANET L. YEOMANS*
     09) J. RICHARD ZECHER

*    The holders of common shares may not vote for these nominees.
If you checked "For All Except,"  write each  withheld  nominee's  number on the line below.

2.   To eliminate the fundamental investment policy requiring the Fund to invest primarily in insured Colorado municipal securities rated AAA.

      FOR       AGAINST
       0           0

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                 DEL INV 06 - DH

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103

                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 15, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Michael E. Dresnin,  Kathryn R. Williams and
David F. Connor, or any of them, with the right of substitution,  proxies of the undersigned at the Annual Meeting of  Shareholders  of the Fund indicated on the reverse side of this proxy card to be held at Two Commerce  Square,  2001 Market
Street, 2nd Floor, Philadelphia,  Pennsylvania, on August 15, 2007 at 4:00 P.M.,
or at any  postponement or adjournments  thereof,  with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated  on the  reverse  side of this proxy card.  Please  refer to the proxy statement for a discussion of each of these matters.
BY SIGNING AND DATING THIS PROXY CARD,  YOU AUTHORIZE THE PROXIES TO VOTE ON THE
PROPOSAL  DESCRIBED IN THE  ACCOMPANYING  PROXY  STATEMENT AS MARKED,  OR IF NOT
MARKED,  TO VOTE "FOR" THE PROPOSAL,  AND TO USE THEIR DISCRETION TO VOTE ON ANY
OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL
THIS  PROXY  CARD  AT  ONCE  IN  THE  ENCLOSED  ENVELOPE.  DO  NOT  INCLUDE  ANY
CORRESPONDENCE  WITH THE PROXY CARD,  CORRESPONDENCE  BY REGULAR  MAIL SHOULD BE
DIRECTED TO P.O. BOX 219656, KANSAS CITY, MO 64121-9656.

                                                    Date __________________, 2007

                        Signature(s) (Joint Owners)     (PLEASE SIGN WITHIN BOX)

                        THIS PROXY  CARD IS ONLY  VALID  WHEN  SIGNED AND DATED.
                        PLEASE  DATE AND SIGN NAME OR NAMES  ABOVE AS PRINTED AT
                        LEFT  TO   AUTHORIZE   THE  VOTING  OF  YOUR  SHARES  AS
                        INDICATED  ABOVE.   WHERE  SHARES  ARE  REGISTERED  WITH
                        JOINT  OWNERS,  ALL JOINT OWNERS  SHOULD  SIGN.  PERSONS
                        SIGNING  AS  EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR OTHER
                        REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                                 DEL INV 06 - DH

Please fill in box(es) as shown using black or blue ink. X

1.   To elect the following nominees as Directors of the Fund

                               FOR ALL
     FOR ALL   WITHHOLD ALL    EXCEPT
        0           0             0

     01) THOMAS L. BENNETT
     02) JUDE T. DRISCOLL
     03) JOHN A. FRY
     04) ANTHONY D. KNERR
     05) LUCINDA S. LANDRETH
     06) ANN R. LEVEN
     07) THOMAS F. MADISON*
     08) JANET L. YEOMANS*
     09) J. RICHARD ZECHER

*    The holders of common shares may not vote for these nominees.
If you checked "For All Except,"  write each  withheld  nominee's  number on the line below.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                 DEL INV 06 - DH